UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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☐	Soliciting Material Pursuant to § 240.14a-12
SALEM COMMUNICATIONS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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4880 Santa Rosa Road
Camarillo, CA 93012
(805) 987-0400

April 25, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”). The Annual Meeting is scheduled to be held on Wednesday, June 4, 2008, at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 9:30 a.m. local time. As described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement, the agenda for the Annual Meeting includes:

1. The election of eight persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The board of directors recommends that you vote FOR the election of the slate of director nominees. Please refer to the Proxy Statement for detailed information on the proposal. Directors and executive officers of Salem will be present at the Annual Meeting to respond to questions that our stockholders may have regarding the business to be transacted.

We urge you to vote your proxy as soon as possible.  Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting in person, we urge you to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card. The approximate date on which this Proxy Statement and the enclosed proxy card are first being sent to stockholders is April 25, 2008.

On behalf of the board of directors and all of the employees of Salem, we wish to thank you for your support.

Sincerely yours,

STUART W. EPPERSON
Chairman of the Board

EDWARD G. ATSINGER III
Chief Executive Officer

If you have any questions concerning the Proxy Statement or the accompanying proxy card, or if you need any help in voting your shares, please telephone
Christopher J. Henderson of Salem at (805) 987-0400.

PLEASE SIGN, DATE AND RETURN
THE ENCLOSED PROXY CARD TODAY.

4880 Santa Rosa Road
Camarillo, CA 93012
(805) 987-0400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 4, 2008

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders (the “Annual Meeting”) of Salem Communications Corporation (“Salem”) will be held on Wednesday, June 4, 2008, at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California, at 9:30 a.m. local time, subject to adjournment or postponement by the board of directors, for the following purposes:

1. To elect eight persons to the board of directors to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified; and

2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only holders of record of Salem’s Class A common stock, par value $0.01 per share, and Class B common stock, par value $0.01 per share, on April 11, 2008, the record date, are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of such stockholders will be available for examination by any stockholder at the time and place of the Annual Meeting.

Holders of a majority of the voting power of the outstanding shares of the Class A common stock and of the Class B common stock must be present in person or by proxy in order for the Annual Meeting to be held. Therefore, we urge you to date, sign and return the accompanying proxy card in the enclosed postage prepaid envelope whether or not you expect to attend the Annual Meeting in person. If you attend the Annual Meeting and wish to vote your shares personally, you may do so by validly revoking your proxy as described below.

Prior to the voting thereof, a proxy may be revoked by the person executing such proxy by: (i) filing with the Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (ii) attending the Annual Meeting and voting in person.

If you plan to attend the Annual Meeting, we would appreciate your response by indicating so at the appropriate box on the enclosed proxy card.

By order of the board of directors,

CHRISTOPHER J. HENDERSON
Secretary

Camarillo, California
April 25, 2008

YOUR VOTE IS IMPORTANT.

TO VOTE YOUR SHARES, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

SALEM COMMUNICATIONS CORPORATION
4880 Santa Rosa Road
Camarillo, CA 93012
(805) 987-0400

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 4, 2008

i

ii

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation by the board of directors (the “board” or the “board of directors”) of Salem Communications Corporation, a Delaware corporation (the “Company”), of proxies for use at the 2008 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) scheduled to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

INFORMATION REGARDING VOTING AT THE ANNUAL MEETING

General

At the Annual Meeting, the stockholders of the Company are being asked to consider and to vote upon the following proposal:

Proposal 1 — The election of the eight directors nominated by the Company’s board of directors to serve until the annual meeting of stockholders to be held in the year 2009 or until their respective successors are duly elected and qualified.

For information regarding this proposal, see the section of this Proxy Statement entitled “PROPOSAL 1 — ELECTION OF DIRECTORS.”

Shares represented by properly executed proxies received by the Company will be voted at the Annual Meeting in the manner specified therein or, if no instructions are marked on the enclosed proxy card, FOR each of the director nominees identified on such proxy card for such directors, as the holder of such shares is entitled to vote. Although management does not know of any matter other than the one proposal described above to be acted upon at the Annual Meeting, unless contrary instructions are given, shares represented by valid proxies will be voted by the persons named on the accompanying proxy card in accordance with their respective best judgment in respect of any other matters that may properly be presented for a vote at the Annual Meeting.

Execution of a proxy will not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by: (a) filing with the Secretary of Salem, prior to the commencement of the Annual Meeting, either a duly executed written notice dated subsequent to such proxy revoking the same or a duly executed proxy bearing a later date, or (b) attending the Annual Meeting and voting in person.

The mailing address of the principal executive offices of the Company is 4880 Santa Rosa Road, Camarillo, California 93012, and its telephone number is (805) 987-0400.

Record Date, Quorum and Voting

Only stockholders of record on April 11, 2008 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting. There were outstanding on the Record Date 18,115,092 of Class A common stock, par value $0.01 per share (“Class A common stock”), and 5,553,696 shares of Class B common stock, par value $0.01 per share (“Class B common stock”) (the Class A common stock and the Class B common stock are collectively referred to as the “common stock”). Each share of outstanding Class A common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and each share of outstanding Class B common stock is entitled to ten votes on each matter to be voted on at the Annual Meeting, except that, as provided in the Company’s Amended and Restated Certificate of Incorporation, the holders of Class A common stock shall be entitled to vote as a class, exclusive of the holders of the Class B common stock, to elect two “Independent Directors.” The two Independent Directors shall be elected by a majority of the votes of the shares of Class A common stock present in person or represented by proxy and entitled to vote on the election of the Independent Directors; the remaining six directors will be elected by a majority of the votes of the shares of Class A common stock and Class B common stock present in person or represented by proxy and entitled to vote on the election of such directors. For information regarding the election of the Independent Directors, see the section of this Proxy Statement entitled “PROPOSAL 1 — ELECTION OF DIRECTORS.”

The presence, in person or by proxy, of the holders of at least a majority of the voting power of the common stock issued and outstanding and entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

Under Delaware law and the Company’s Amended and Restated Certificate of Incorporation and Bylaws, abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Any stockholder proposals that properly come before the Annual Meeting require, in general, the affirmative vote of a majority of the voting power of the shares of Class A common stock and Class B common stock present, in person or represented by proxy, at the Annual Meeting and entitled to vote on the subject matter.

Solicitation

The cost of preparing, assembling and sending the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card will be paid by the Company. Following the delivery of this Proxy Statement, directors, officers and other employees of the Company may solicit proxies by mail, telephone, facsimile or other electronic means or by personal interview. Such persons will receive no additional compensation for such services. Brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of Class A common stock of record will be requested to forward proxy soliciting material to the beneficial owners of such shares, and will be reimbursed by the Company for their reasonable charges and expenses in connection therewith.

Householding

With regard to the delivery of Annual Reports and Proxy Statements, under certain circumstances the Securities and Exchange Commission (“SEC”) permits a single set of such documents to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder, however, still receives a separate proxy card. This procedure, known as “householding,” reduces the amount of duplicate information received at a household and reduces delivery and printing costs as well. A number of banks, brokers and other firms have instituted householding and have previously sent a notice to that effect to certain of the Company’s stockholders whose shares are registered in the name of such bank, broker or other firm. As a result, unless the stockholders receiving such notice gave contrary instructions, only one Annual Report and/or Proxy Statement, as applicable, will be delivered to an address at which two or more stockholders reside. If any stockholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, such stockholder should telephone toll-free 1-800-542-1061. In addition, if any stockholder who previously consented to householding desires to receive a separate copy of a Proxy Statement or Annual Report, as applicable, for each stockholder at his or her same address, such stockholder should contact his or her bank, broker or other firm in whose name the shares are registered or contact the Company at the address or telephone number listed on page 1 of this Proxy Statement. Similarly, a stockholder may use any of these methods if such stockholder is receiving multiple copies of a Proxy Statement or Annual Report and would prefer to receive a single copy in the future.

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Board of Directors

The board of directors presently consists of eight members. The following table sets forth certain information as of April 11, 2008 except where otherwise indicated, with respect to the directors of the Company. Each of the directors of the Company serves a one-year term and all directors are subject to re-election at each annual meeting of stockholders.

		First Became
Name of Director	Age	Company Director	Position(s) Held with the Company

Stuart W. Epperson	71	1986	Chairman of the Board
Edward G. Atsinger III	68	1986	CEO and Director
Eric H. Halvorson	59	1988	President, COO and Director
David Davenport	57	2001	Director
Roland S. Hinz	69	1997	Director
Richard A. Riddle	63	1997	Director
Paul Pressler	77	2002	Director
Dennis M. Weinberg	55	2005	Director

Set forth below is certain information concerning the principal occupation and business experience of each of the directors during the past five years and other relevant experience.

Stuart W. Epperson

Mr. Epperson has been Chairman of the Board of the Company since its inception. He is also a director of Salem Communications Holding Corporation, a wholly-owned subsidiary of the Company. Mr. Epperson has been engaged in the ownership and operation of radio stations since 1961. Mr. Epperson has been a member of the board of directors of the National Religious Broadcasters for a number of years; he was re-elected to a three-year term on that board in February 2007. Mr. Epperson is married to Nancy A. Epperson who is Mr. Atsinger’s sister.

Edward G. Atsinger III

Mr. Atsinger has been Chief Executive Officer, a director of the Company and a director of each of the Company’s subsidiaries since their inception. He was President of Salem from its inception through June 2007. He has been engaged in the ownership and operation of radio stations since 1969. Mr. Atsinger has been a member of the board of directors of the National Religious Broadcasters for a number of years; he was re-elected to a three-year term on that board in February 2007. Mr. Atsinger has also been a member of the board of directors of Oaks Christian School since 1999. Mr. Atsinger is also a member of Cornerstone Christian Network, which is involved in evangelism and church relations and development. Mr. Atsinger is the brother-in-law of Mr. Epperson.

Eric H. Halvorson

Mr. Halvorson has been a director of the Company since 1988. Mr. Halvorson has been President and Chief Operating Officer of the Company since July 1, 2007. Mr. Halvorson was Executive in Residence at Pepperdine University from 2005 to 2007, where he held a joint teaching appointment to the undergraduate Business Division and the Pepperdine Law School. Mr. Halvorson was President and Chief Executive Officer of The Thomas Kinkade Company from 2003 to 2005. Mr. Halvorson was a Visiting Professor at Pepperdine University from 2000 to 2003. Mr. Halvorson was Chief Operating Officer of the Company from 1995 to 2000 and Executive Vice President of the Company from 1991 to 2000. From 1991 to 2000, Mr. Halvorson also served as General Counsel to the Company. Mr. Halvorson was the managing partner of the law firm of Godfrey & Kahn, S.C.-Green Bay from 1988 until 1991. From 1985 to 1988, he was Vice President and General Counsel of the Company. From 1976 until 1985, he was an associate and then a partner of Godfrey & Kahn, S.C.-Milwaukee. Mr. Halvorson was a Certified Public Accountant with Arthur Andersen & Co. from 1971 to 1973. Mr. Halvorson is a member of the board of directors of Intuitive Surgical, Inc.

David Davenport

Mr. Davenport has been a director of the Company since November 2001. Mr. Davenport is a Distinguished Professor of Public Policy at Pepperdine University and has served in that position since August 2003. He is also a research fellow at the Hoover Institution and has served in that position since August 2001. Mr. Davenport was the Chief Executive Officer of Starwire Corporation, a software service company formerly known as Christianity.com, from June 2000 to May 2001. Mr. Davenport served as President of Pepperdine University from 1985 to 2000 and from 1980 through 1985 he served as a Professor of Law, General Counsel, and Executive Vice President of the University. Mr. Davenport currently serves on the governing or advisory boards of Hope Network Ministries, Forest Lawn Memorial Parks Association and Common Sense California. Mr. Davenport also serves on the board of directors of Ameron International Corporation.

Roland S. Hinz

Mr. Hinz has been a director of the Company since September 1997. Mr. Hinz has been the owner, President and Editor-in-Chief of Hi-Torque Publishing Company, a publisher of magazines covering the motorcycling and biking industries, since 1982. Mr. Hinz is also the managing member of Hi-Favor Broadcasting, LLC, the licensee of radio stations KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California (which were acquired from the Company in August 2000 and December 2001, respectively), and radio station KSDO-AM, San Diego, California. Mr. Hinz also serves on the board of directors of the Association for Community Education, Inc. a not-for-profit corporation operating Spanish Christian radio stations in California. Mr. Hinz also serves on the board of directors of Truth for Life, a non-profit organization that is a customer of the Company.

Paul Pressler

Judge Pressler has been a director of the Company since March 2002, and is also a board member of the Free Market Foundation and KHCB Network, a non-profit corporation which owns Christian radio stations in Texas and Louisiana, and a board member of National Religious Broadcasters. He has been an active leader in the Southern Baptist Convention and has served as its First Vice President. Additionally, he is a member of the Texas Philosophical Society and on the boards of various non-profit organizations. Since 1995, Judge Pressler has been a partner in the law firm of Woodfill & Pressler and its predecessors. A retired justice of the Texas Court of Appeals, Judge Pressler was appointed Justice of the Texas Court of Appeals in 1978, serving until 1992. Judge Pressler also served as District Judge from 1970 to 1978. From 1958 to 1970, he was associated with the law firm of Vinson & Elkins. From 1957 to 1959, he was a member of the Texas Legislature, House of Representatives.

Richard A. Riddle

Mr. Riddle has been a director of the Company since September 1997. Mr. Riddle is an independent businessman specializing in providing financial assistance and consulting to individuals and manufacturing companies. He was President and majority stockholder of I. L. Walker Company from 1988 to 1997 when that company was sold. He also was Chief Operating Officer and a major stockholder of Richter Manufacturing Corp. from 1970 to 1987.

Dennis M. Weinberg

Mr. Weinberg has been director of the Company since November 1, 2005. Mr. Weinberg was one of the founding directors for WellPoint, a health benefits company. From February of 2002 to May 2006, Mr. Weinberg served as President and Chief Executive Officer for ARCUS Enterprises, a WellPoint business development subsidiary. Previously, Mr. Weinberg served for nearly 20 years in a variety of CEO, Group President, and Executive Vice President positions with WellPoint and its various affiliates. Prior to WellPoint, Mr. Weinberg held a variety of business consulting positions with the accounting firm of Touche-Ross and Company (currently Deloitte & Touche) in Chicago. Before that, he was general manager for the CTX Products Division of Pet, Inc. at the time, an I.C. Industries Company in St. Louis, Missouri, a designer and manufacturer of commercial computerized processing equipment. Mr. Weinberg is a General Member of the development companies of FRWII, LLC, SkyView Development, LLC and Allyson Aviation, LLC. He is the co-founder of Cornerstone Network Associates, Life

Skills for American Families, and is an advisor for the Pacific Justice Institute. Mr. Weinberg served on the board of directors of Truth for Life from November 2003 to September 2007. Truth for Life is a non-profit organization that is a customer of the Company.

Director Independence and Executive Sessions

In November 2007 the Company’s board of directors evaluated the independence of each of the Company’s directors pursuant to standards set forth in the listing regulations of the National Association of Securities Dealers, Inc., as approved by the SEC (“NASDAQ Rules”). During this review, and as more specifically described in the section of this Proxy Statement entitled “RELATED PARTY TRANSACTIONS”, below, the board of directors considered various transactions and relationships among directors (and their affiliates or family members), members of the Company’s senior management, affiliates and subsidiaries of the Company and certain other parties that occurred during the past three fiscal years. This review was conducted to determine whether, under the NASDAQ Rules, any such relationships or transactions would affect the board of directors’ determination as to each director’s independence from management.

Upon conclusion of this review, the board of directors determined that, of the directors nominated for election at the Annual Meeting, a majority of the board (comprised of Messrs. Davenport, Hinz, Pressler, Riddle and Weinberg) is independent of the Company and its senior management as required by the NASDAQ Rules.

The NASDAQ Rules also require that independent members of the board of directors meet periodically in executive sessions during which only independent directors are present. The Company’s independent directors have met separately in such executive sessions and in the future will regularly meet in executive sessions as required by the NASDAQ Rules.

Committees of the Board of Directors

The Company’s board of directors has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The following table identifies the independent members of the board of directors and lists the members and chairman of each of these committees:

Nominating and
Corporate
		Audit	Compensation	Governance
Name	Independent	Committee	Committee	Committee
Stuart W. Epperson
Edward G. Atsinger III
David Davenport	I		C	X
Eric H. Halvorson
Roland S. Hinz	I	X	X	X
Judge Paul Pressler	I			C
Richard A. Riddle	I	X	X	X
Dennis M. Weinberg	I	C		X

I = Director is independent
X = Current member of committee
C = Current member and chairman of the committee

Audit Committee

The Audit Committee currently consists of Messrs. Weinberg (Chairman), Hinz and Riddle, each of whom is independent under the NASDAQ Rules and applicable SEC rules and regulations. The board of directors has determined that Mr. Weinberg, the Audit Committee Chairperson, qualifies as an “audit committee financial expert,” as defined and required by applicable SEC rules and regulations.

The Audit Committee held four regularly-scheduled meetings and two special meetings in 2007 and operates under a written charter adopted by the board of directors. This charter is available on the Company’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Audit Committee’s responsibilities are generally to assist the board of directors in fulfilling its legal and fiduciary responsibilities relating to accounting, audit and reporting policies and practices of the Company and its subsidiaries. The Audit Committee also, among other things, oversees the Company’s financial reporting process, retains and engages the Company’s independent registered public accounting firm, approves the fees for the Company’s independent registered public accounting firm, monitors and reviews the quality, activities and functions of the Company’s independent registered public accounting firm, and monitors the adequacy of the Company’s operating and internal controls and procedures as reported by management and the Company’s independent registered public accounting firm. The Audit Committee Report set forth later in this Proxy Statement provides additional details about the duties and activities of this committee.

Compensation Committee

As provided under applicable laws and rules, the Company’s board of directors delegates authority for compensation matters to the Compensation Committee of the board of directors. The Compensation Committee’s membership is determined by the board of directors. The Compensation Committee currently consists of Messrs. Davenport (Chairman), Hinz and Riddle, each of whom is independent under the NASDAQ Rules. The Compensation Committee is authorized to review and approve compensation, including non-cash benefits, and severance arrangements for the Company’s Section 16 officers and employees and to approve salaries, remuneration and other forms of additional compensation and benefits as it deems necessary. The Compensation Committee also administers the Company’s Amended and Restated 1999 Stock Incentive Plan (the “Stock Plan”). The Compensation Discussion & Analysis set forth later in this Proxy Statement provides additional details concerning compensation for the Company’s senior management.

The Compensation Committee held four meetings in 2007. The Compensation Committee meets at least twice annually and at additional times as are necessary or advisable to fulfill all of its duties and responsibilities.

Role of Committee

The role of the Company’s Compensation Committee (the “Committee”) is to oversee the Company’s compensation and benefit plans and policies, administer its Stock Plan (including reviewing and approving equity grants to elected officers), and review and approve all compensation decisions relating to elected officers, including those for the Company’s Named Executive Officers. In 2007, the actions of the Committee included: reviewing objective benchmarks and metrics by which a Named Executive Officer’s performance can be measured; and, analyzing peer compensation and performance data for comparison with the Company’s Named Executive Officers.

Management’s Role in Determining Compensation

The Company’s Named Executive Officers do not determine or approve any element or component of their own compensation. The Company’s CEO provides a recommendation to the Committee for base salary and annual incentive compensation for the Named Executive Officers reporting to him.

Compensation Committee Interlocks and Insider Participation

No member of the Committee is, or formerly was, an officer or employee of the Company or any of its subsidiaries and none had any relationship with the Company requiring disclosure herein under applicable rules. In addition, to the Company’s knowledge, no executive officer or director of the Company has served as a director or a member of the compensation committee of another entity that requires disclosure herein under applicable rules.

Committee Charter

The Compensation Committee operates pursuant to a charter that was approved by the board of directors. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee and the Company’s board of directors annually (or more often as needed) review the charter to ensure it conforms to current laws and practices. This charter is available on the Company’s Internet website (www.salem.cc) and a copy of the charter may be obtained from the Secretary of the Company upon written request. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Messrs. Pressler (Chairman), Davenport, Hinz, Riddle and Weinberg, each of whom is independent under the NASDAQ Rules. The committee met four times in 2007.

The board of directors has adopted a written charter for the Nominating and Corporate Governance Committee. This charter is available on the Company’s Internet website (www.salem.cc) and a copy of the charter may be obtained upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

The Nominating and Corporate Governance Committee is authorized to: (a) develop and recommend a set of corporate governance standards to the board of directors for adoption and implementation, (b) identify individuals qualified to become members of the board of directors, (c) recommend that director nominees be elected at the Company’s next annual meeting of stockholders, (d) recommend nominees to serve on each standing committee of the board of directors, (e) lead in the annual review of board performance and evaluation of the board’s effectiveness, (f) ensure that succession planning takes place for the position of chief executive officer and other key Company senior management positions, and (g) analyze, review and, where appropriate, approve all related party transactions to which the Company or its subsidiaries or affiliates are a party, all in accordance with applicable rules and regulations.

To qualify as a nominee for service on the board of directors, a candidate must have sufficient time and resources available to successfully carry out the duties required of a Company board member. The committee desires to attract and retain highly qualified directors who will diligently execute their responsibilities and enhance their knowledge of the Company’s core businesses.

The Nominating and Corporate Governance Committee implements the Company’s policy regarding stockholder nominations by considering nominees for director positions that are made by the Company’s stockholders. Any stockholder desiring to make such a nomination must submit in writing the name(s) of the recommended nominee(s) to the Secretary of the Company at least 90 days before the annual meeting of stockholders. The written submission must also contain biographical information about the proposed nominee, a description of the nominee’s qualifications to serve as a member of the board of directors, and evidence of the nominee’s valid consent to serve as a director of the Company if nominated and duly elected.

The Company’s directors provide oversight of the Company’s management and play a key role in shaping the strategic direction of the Company. Consistent with the Company’s Nominating and Corporate Governance Charter, the Nominating and Corporate Governance Committee considers various criteria in board candidates, including, among others, independence, character, judgment and business experience, as well as their appreciation of the Company’s core purpose, core values, and whether they have time available to devote to board activities. The Nominating and Corporate Governance Committee also considers whether a potential nominee would satisfy:

1. The criteria for director “independence” established by the NASD (“NASDAQ”); and

2. The SEC’s definition of “audit committee financial expert”.

Whenever a vacancy exists on the board due to expansion of the board’s size or the resignation or retirement of an existing director, the Nominating and Corporate Governance Committee identifies and evaluates potential director nominees. The Nominating and Corporate Governance Committee considers recommendations of management, stockholders and others. The Nominating and Corporate Governance Committee has sole authority to retain and terminate any search firm to be used to identify director candidates, including approving its fees and other retention terms.

Director candidates are evaluated using the criteria described above and in light of the then-existing composition of the board, including its overall size, structure, backgrounds and areas of expertise of existing directors and the relative mix of independent and employee directors. The Nominating and Corporate Governance Committee also considers the specific needs of the various board committees. The Nominating and Corporate Governance Committee recommends potential director nominees to the full board, and final approval of a candidate for nomination is determined by the full board. This evaluation process is the same for director nominees who are recommended by our stockholders.

The Nominating and Corporate Governance Committee did not receive any recommendations from stockholders proposing candidate(s) for election at the 2008 Annual Meeting. None of the directors serving on the Audit Committee, the Compensation Committee, or the Nominating and Corporate Governance Committee are employees of the Company.

Director Attendance at Board Meetings and 2007 Annual Meeting of Stockholders

The full board of directors held four regularly-scheduled meetings and two special meetings in 2007. During 2007, each of the Company’s incumbent directors attended all of the four regularly-scheduled meetings of the full board of directors and all meetings of the committees of the board of directors on which they served. Judge Pressler did not participate in one of the two special meetings of the board of directors that occurred in 2007. The Company encourages, but does not require, that each director attend the Company’s annual meeting of stockholders. In 2007, each of the Company’s directors attended the 2007 annual meeting of stockholders.

Communications Between Stockholders and the Board

The Company has historically handled communications between stockholders and the board of directors on an ad hoc basis. No formal policy or process for such communications has been adopted by the Company as of the date of this Proxy Statement. The Company has, however, taken actions to ensure that the views of its stockholders are communicated to the board or one or more of its individual directors, as applicable. The board considers its responsiveness to such communications as timely and exemplary.

Financial Code of Conduct

The Company has adopted a Financial Code of Conduct that applies to each director of the Company, the Company’s CEO, principal financial officer, principal accounting officer, controller and persons performing similar functions. This Financial Code of Conduct has been adopted by the board as a “code of ethics” that satisfies applicable NASDAQ Rules. The Financial Code of Conduct is available on the Company’s Internet website (www.salem.cc) and a copy of the code may be obtained free of charge upon written request from the Secretary of the Company. Any information found on the Company’s website is not a part of, or incorporated by reference into, this or any other report of the Company filed with, or furnished to, the SEC.

Executive Officers

Set forth below are the executive officers of the Company, together with the positions held by those persons as of April 11, 2008. The executive officers are elected annually and serve at the pleasure of the Company’s board of directors; however, the Company has entered into Employment Agreements with Messrs. Epperson, Atsinger, Halvorson, Davis, Evans, Henderson and Masyr, which agreements are described under the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION” below.

Name of Executive Officer	Age	Position(s) Held with the Company
Stuart W. Epperson	71	Chairman of the Board
Edward G. Atsinger III	68	Chief Executive Officer and Director
Eric H. Halvorson	59	President and Chief Operating Officer
Joe D. Davis	64	President — Radio Division
David A.R. Evans	45	President — New Business Development, Interactive and Publishing
Christopher J. Henderson	44	VP, Legal and Human Resources, General Counsel and Secretary
Evan D. Masyr	36	Senior Vice President and Chief Financial Officer

Set forth below is certain information concerning the business experience during the past five years and other relevant experience of each of the individuals named above (excluding Messrs. Atsinger, Epperson and Halvorson, whose business experience is described in the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS — Board of Directors” above).

Joe D. Davis

Mr. Davis has been President — Radio Division of the Company since July 2007. Mr. Davis was the Company’s Executive Vice President and Chief Operating Officer from March 2005 to July 2007. Prior to that time, he was Executive Vice President of Radio from 2003 until March 2005, Executive Vice President, Operations from 2001 to 2003, Senior Vice President of the Company from 2000 to 2001, Vice President, Operations of the Company from 1996 to 2000 and General Manager of WMCA-AM from 1989 to 1996. He served concurrently as General Manager of WWDJ-AM from 1994 to 1996. Previously he was President of Davis Eaton Corporation in Phoenix, Arizona and also served as Vice President and Executive Director of one of the Company’s national ministry clients. He has been involved professionally in various aspects of broadcasting since 1967.

David A. R. Evans

Mr. Evans has been President — New Business Development, Interactive and Publishing of the Company since July 2007. Mr. Evans was Executive Vice President — Business Development and Chief Financial Officer of the Company from September 2005 to June 2007. Mr. Evans was Executive Vice President and Chief Financial Officer from September 2003 to September 2005. From 2000 to 2003, Mr. Evans served as the Company’s Senior Vice President and Chief Financial Officer. From 1997 to 2000, Mr. Evans served as Senior Vice President and Managing Director-Europe, Middle East, and Africa of Warner Bros. Consumer Products in London, England. He also served at Warner Bros. Consumer Products in Los Angeles, California, as Senior Vice President-Latin America, International Marketing, Business Development from 1996 to 1997 and Vice President-Worldwide Finance, Operations, and Business Development from 1992 to 1996. From 1990 to 1992, he served as Regional Financial Controller-Europe for Warner Bros. based in London, England. Prior to 1990, Mr. Evans was an audit manager with Ernst & Young LLP in Los Angeles, California and worked as a U.K. Chartered Accountant for Ernst & Young in London, England.

Christopher J. Henderson

Mr. Henderson has been Vice President, Legal and Human Resources, General Counsel and Corporate Secretary of the Company since March 2008. Mr. Henderson was Vice President, Human Resources of the Company from August 2006 to February 2008. From 2001 to August 2006, Mr. Henderson served as Corporate

Counsel of the Company. Prior to joining the Company, Mr. Henderson worked for 13 years as Senior Associate Attorney for Cooksey, Toolen, Gage, Duffy & Woog, first as a trial attorney and then as a transactional attorney.

Jonathan L. Block

Effective February 29, 2008, Mr. Block’s employment with the Company ceased. Mr. Block was General Counsel of the Company from May 2000 to February 2008, Vice President from 1999 to February 2008 and Corporate Secretary from 1997 to February 2008. From August 2000 to January 2008, Mr. Block had been a director of each subsidiary of the Company other than Salem Communications Holding Corporation. From 1995 to 2000, Mr. Block served as Associate General Counsel of the Company. Since May 2005, Mr. Block has been a director of Alaska National Corporation and its subsidiary Alaska National Insurance Company, a property and casualty insurance company.

Evan D. Masyr

Mr. Masyr has been Senior Vice President and Chief Financial Officer of the Company since July 2007. Mr. Masyr was Vice President — Accounting and Finance of the Company from September 2005 to June 2007. From March 2004 to September 2005, Mr. Masyr was Vice President of Accounting and Corporate Controller of the Company. Prior to that time, Mr. Masyr was Vice President and Corporate Controller of the Company from January 2003 to March 2004. From February 2000 to December 2002, he served as the Company’s Controller. From 1993 to February 2000, Mr. Masyr worked for PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand LLP). Mr. Masyr has been a Certified Public Accountant since 1995.

COMPENSATION DISCUSSION & ANALYSIS

General Discussion

The Company’s Executive Compensation Philosophy

The board of directors of the Company believes that a key to the Company’s current and future success is its ability to attract and retain qualified individuals who are committed to the Company’s success and capable of delivering on such commitment. The Company’s compensation and benefits programs are designed to enable the attraction, retention and motivation of the best possible employees to operate and manage the Company at all levels. At the same time, the board of directors of the Company is committed to a compensation policy for the Company’s executive management that is appropriately transparent to the Company’s stockholders and in alignment with stockholders’ best interests.

The Company’s executive compensation programs are based upon a pay-for-performance philosophy that provides incentives to achieve both short-term and long-term objectives and to reward individual and Company performance. In addition to evaluating performance using financial and operational metrics, the CEO, CFO and the Company’s three other most highly compensated executive officers during 2007 (collectively, the “Named Executive Officers”) are evaluated in many areas that are not measured directly by financial or operational results. These areas include: how well each Named Executive Officer helps the Company to achieve its strategic goals; each executive’s ability to develop his or her subordinates; and, each executive’s efforts to enhance the Company’s relationship with key stakeholders.

Benchmarking

It is the intent of the board of directors that the Company be in a position to compete for highly qualified employees, including its Named Executive Officers. Accordingly, the process for compensation determination involves the Committee’s consideration of peer compensation levels. While the Committee does not have a formal policy regarding benchmarking, when determining recommended salary, target bonus levels and target annual long-term incentive award values for Named Executive Officers, the Committee gives consideration to compensation practices at peer radio broadcast companies, based on available data. The companies that comprised the Company’s radio broadcast peer group in 2007 consisted of: Beasley Broadcast Group, Inc., Cumulus Media Inc., Cox Radio

Inc., Emmis Communications Corp., Entercom Communications Corp., Regent Communications Inc., Radio One Inc., and Saga Communications Inc.

Named Executive Officer Compensation

The Company’s Named Executive Officer compensation consists of four elements: base salary; annual cash incentive (bonus) awards; long-term incentive compensation, usually in the form of stock options; and perquisites and benefits. The Committee assesses each of these elements independently from the other elements to ensure that the amount paid to each Named Executive Officer for each compensation element is reasonable and, as a function of overall compensation paid, ensures that compensation for each Named Executive Officer is reasonable in its totality.

Distribution of Compensation

The percentage of the Company’s annual total compensation, consisting of base salary, annual cash incentive (bonus) awards, and long-term incentive compensation is shown in the table below for each Named Executive Officer. This distribution of compensation elements reflects the Committee’s emphasis on aligning compensation with the interests of the Company’s stockholders, and the Committee’s desire to balance short-term and long-term incentives. Other factors the Committee considers in determining the appropriate distribution of compensation for the Company’s executives include executive preference, age, career status, historic practices and internal equity.

For 2007, total compensation for the Company’s Named Executive Officers was distributed as follows:

		Annual
		Cash	Long-
		Incentive	Term
	Base	(Bonus)	Incentive	Other
Named Executive Officer	Salary	Awards	Compensation	Compensation	Total
Mr. Atsinger	50.7%	13.9%	29.1%	6.3%	100%
Mr. Epperson	64.0%	8.2%	20.1%	7.7%	100%
Mr. Evans	38.7%	6.3%	53.1%	1.9%	100%
Mr. Davis	50.5%	9.6%	35.8%	4.1%	100%
Mr. Masyr	49.1%	7.1%	39.4%	4.4%	100%

Employment Agreements

Each of the Company’s Named Executive Officers except Messrs. Atsinger and Epperson is employed pursuant to “at will” employment agreements without a fixed term length. Messrs. Atsinger and Epperson are employed pursuant to employment agreements with a fixed three year term. Each of the Named Executive Officer agreements provides for a contractual rate of base salary to be paid during the first three years of the contract length. Mr. Epperson’s current agreement was entered into as of July 1, 2007, and will expire on June 30, 2010. Mr. Atsinger’s current agreement was entered into as of July 1, 2007, and will expire on June 30, 2010. Mr. Davis’ current agreement was entered into as of July 1, 2007, and will expire on June 30, 2010. Mr. Evan’s current agreement was entered into as of September 1, 2005, and will expire on August 31, 2008. During 2007, Mr. Masyr was employed pursuant to an “at will” agreement that was entered into as of January 1, 2005. Mr. Masyr’s current agreement was entered into effective as of January 1, 2008 and, like his prior agreement, is terminable “at will”.

Base Salary

When determining recommended base salaries for the Company’s Named Executive Officers, the Committee generally evaluates salaries of the peer companies described in the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS — General Discussion — Benchmarking” above.

Where appropriate, adjustments are made to reflect the Company’s relative position within the peer group. The Committee also considers other factors including: individual contribution and performance; Company performance; market conditions; retention needs; experience; succession planning; historic practices; and internal equity.

Increases in the base salaries of the Company’s Named Executive Officers for 2007 were made pursuant to the terms of the agreements described in the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS — Named Executive Officer Compensation — Employment Agreements” above.

Annual Cash Incentive (Bonus) Awards

All of the Company’s Named Executive Officers are eligible to receive discretionary bonuses. The amount to be paid as a bonus, if any, to any Named Executive Officer is determined after a review of the Company’s performance and the performance of each individual Named Executive Officer. Ordinarily, this determination is made in the first quarter of each year, following completion of the Company’s financial statements for the prior year.

Incentive Compensation Pool

Annual cash incentive (bonus) awards are granted to Named Executive Officers from a target cash incentive (bonus) pool which is established at the beginning of the prior year. Over the course of such year the Committee adjusts the size of the pool to reflect the financial performance of the Company. Although the Company may pay an aggregate amount of annual cash incentive (bonus) award that is less than the full amount set forth in the pool, it generally does not pay and has not paid an aggregate amount that is greater than that which is in the pool.

Performance Measures and Award Payments

The Committee considers many factors when assessing the amount of any Named Executive Officer’s annual cash incentive (bonus) awards. The Committee has significant flexibility in awarding cash bonuses. The Company believes that this flexibility, and the Company’s history of rewarding performance, provide a strong motivating incentive to the Company’s Named Executive Officers to perform in a manner that will help the Company continue to achieve its goals and objectives.

Given the changing nature and complexities of the media industry, the Committee’s decision to increase or decrease cash bonuses from year to year is generally based upon a variety of factors deemed appropriate by the Committee including the financial performance of the Company and the individual areas of responsibility of each Named Executive Officer. The Committee has broad discretion to make bonus determinations and it is not required to apply formulas or ranges based upon specific performance criteria. Factors generally considered by the Committee include: earnings per share; return on invested capital; EBIDTA growth; same station revenue growth; same station SOI growth; non-broadcast EBITDA; relative stock price growth; and audience growth.

Incentive (Bonus) Awards Earned in 2007

Based on the financial performance of the Company, the Committee’s consideration of the factors described in the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS — Named Executive Officer Compensation — Performance Measures and Award Payments” above, and Company management’s recommendations, the actual bonuses paid to each Named Executive Officer in 2007 for performance in 2006 were $220,000 for Mr. Atsinger, $80,000 for Mr. Epperson, $75,000 for Mr. Evans, $75,000 for Mr. Davis and $35,000 for Mr. Masyr.

Long-Term Incentive Compensation

The Company believes that equity-based compensation helps ensure that the interests of the Named Executive Officers are aligned with those of the Company’s stockholders. The Company also believes that equity-based compensation is a material element of compensation required to recruit and retain key executives and remain competitive with the Company’s peers. Lastly, the Company uses equity-based compensation, in particular stock options with long-term vesting, to incentivize long-term retention of key executives.

Stock Options

The Company’s equity-based compensation program is governed by the Stock Plan adopted by the board of directors and last approved by the Company’s stockholders on May 18, 2005. The Stock Plan calls for stock options to be granted with exercise prices equal to the market price of the Company’s class A common stock on the date of grant. All stock options granted by the Company generally have value only if the market price of the class A common stock has increased by the time the options vest and are exercised. The Company’s option grants generally vest ratably over four years. Because the stock options do not have value unless the stock price increases above the grant date price, the Committee believes that stock options are a useful motivational tool.

In determining the size of stock option grants to Named Executive Officers, the Committee: (a) compares equity-based compensation awards to individuals holding comparable positions in the Company’s peer group; (b) evaluates the Black-Scholes valuation of potential stock option grants; (c) reviews Company performance against annual performance goals; and (d) reviews individual performance against the individual’s annual incentive bonus objectives.

In 2007, Mr. Atsinger was awarded 60,000 stock options, Mr. Epperson was awarded 25,000 stock options, Mr. Evans was awarded 25,000 stock options, Mr. Davis was awarded 35,000 stock options and Mr. Masyr was awarded 26,000 stock options.

Perquisites and Benefits

The Company provides its Named Executive Officers with perquisites and employee benefits. Except as specifically noted elsewhere in this Proxy Statement, the employee benefits programs in which the Company’s Named Executive Officers participate (which provide benefits such as medical coverage, dental coverage, life insurance, disability insurance and annual contributions to a qualified 401(k) retirement plan) are generally the same programs offered to substantially all of the Company’s salaried employees.

Perquisites

The Committee does not view perquisites as a significant element of its overall compensation structure, but it does believe that providing perquisites can be a useful tool in attracting, motivating and retaining executive talent. The Company provided certain perquisites to its Named Executive Officers in 2007 as summarized below:

Use of Vehicles

Each of the Company’s Named Executive Officers except for Messrs. Evans and Masyr is provided with either a car allowance or vehicle provided by the Company. The Committee made its determination to continue to provide Messrs. Atsinger and Epperson with this perquisite based upon: (a) the fact that this perquisite has been given to these two executive for many years, and (b) a comparison of comparable perquisites for CEOs and Chairman at peer companies. The Committee made its determination to provide Mr. Davis with this perquisite due to his pre-existing and continuing significant use of his vehicle for Company purposes.

Supplemental Medical, Travel and Expense Reimbursement for Mr. Atsinger

In addition to the basic group medical plan offered all employees, Mr. Atsinger receives reimbursement for all travel and medical expenses incurred by him for any medical treatment elected by him. This perquisite includes all medical expenses that are not covered under the Company’s medical benefits or plans. The Company may elect to provide this perquisite by obtaining supplemental medical insurance covering Mr. Atsinger at the Company’s cost or reimbursing Mr. Atsinger for any health, dental or vision expenses incurred by him that are not covered by the Company’s medical benefits programs. The Company also provides full reimbursement to Mr. Atsinger for any income or employment taxes applicable to this perquisite.

Payment of Filing and Regulatory Fees

The Company pays for the preparation of all regulatory and government filings required to be made by the Named Executive Officers solely as a result of their position as officers or directors of the Company or of the Company’s wholly-owned subsidiary Salem Communications Holding Corporation. The Company also pays for the preparation and filing of all regulatory filings (including without limitation Hart-Scott-Rodino Act filing fees) Mr. Epperson or Mr. Atsinger are required to make as a result of the exercise of options granted to them for the purchase of the Company’s stock. The Committee’s determination to provide this perquisite to Messrs. Epperson and Atsinger was based on the possibility that such filings will need to be made if either Mr. Epperson or Mr. Atsinger elects to exercise any of their vested outstanding stock options.

Mr. Davis’ Health Club Membership

The Company paid dues for a health club membership for Mr. Davis from January through October 2007. The Committee’s determination to provide this perquisite was based primarily upon the Committee’s recognition of the benefit provided by such a membership in consideration of the extensive travel requirements and other responsibilities of his position.

Supplemental Life Insurance Coverage for Mr. Evans

To match a perquisite provided to him by his previous employer, and in addition to the basic life insurance provided by the Company to all employees, the Company pays the premiums for term life insurance covering Mr. Evans in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000).

Split-Dollar Life Insurance

Since 2003, the Company has maintained separate split-dollar life insurance policies covering Mr. and Mrs. Epperson and Mr. and Mrs. Atsinger, respectively, in the amount of $20,000,000 each. Pursuant to the terms of these policies, the Company will receive an amount equal to the sum of all premiums paid by the Company (without interest) through such date and the beneficiaries will receive all remaining insurance benefits under these policies.

Other Benefits

401(k) Plan

The Company maintains a 401(k) Plan. Participation in this 401(k) Plan by Named Executive Officers is on the same basis as the Company’s other full-time employees. The terms of the 401(k) Plan indicate that the Company will match employees’ contributions (subject to applicable legal limitations upon such contributions) as follows: (a) for 401(k) Plan contributions less than or equal to 3% of compensation, the Company will match employee contributions at a rate of fifty cents on the dollar, and (b) for 401(k) Plan contributions in excess of 3% and less than 6% of compensation, the Company will match employee contributions at a rate of twenty-five cents on the dollar. Company matching contributions vest ratably in equal installments of one-third each over a three-year period beginning on the employee’s date of hire, such that after three years an employee is 100% vested in Company matching contributions. All Company matches to 401(k) Plan contributions made by the Named Executive Officers are fully vested.

Medical, Dental, Life Insurance and Disability Coverage

The Company provides full reimbursement of all premiums paid by the Named Executive Officers for medical, dental, life and disability coverage benefits provided to the Named Executive Officers and their dependants.

Deferred Compensation Plans

The Company offers a deferred compensation plan for certain highly compensated employees including the Named Executive Officers. Under this plan, participants are permitted to defer a portion of their income for specific time periods. The Company’s obligations under the deferred compensation plan are unsecured.

Severance and Change-in-Control Benefits

Change in Control Agreements

The Company has not entered into change-in-control agreements with any of the Company’s elected corporate officers, including each of the Named Executive Officers.

Severance and Other Termination Agreements

Upon certain types of terminations of employment (other than a termination following a change in control of the Company), severance benefits may be paid to the Named Executive Officers. The severance benefits payable to each of the Named Executive Officers are addressed in their respective employment agreements and each of them would receive the benefits provided to him under their specific agreement. The severance and termination payments and benefits that would occur in the event of termination of employment of each of the Named Executive Officers are more fully described in the section of this Proxy Statement entitled “EXECUTIVE COMPENSATION — Potential Payments to the Company’s Named Executive Officers Upon Termination or Change in Control” below.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of One Million Dollars ($1,000,000) on the amount of compensation that the Company may deduct in any one year with respect to the Company’s CEO as of the close of the taxable year and the next three most highly compensated executive officer, excluding the Chief Financial Officer.

The Committee believes that tax deductibility is an important factor, but only one factor, to be considered when evaluating its compensation policies and practices. While the Company’s compensation practices have generally been designed and implemented in a manner which would maintain tax deductibility, the Committee believes that the interests of the Company may be better served by providing compensation that is not fully tax deductible. Based on the Company’s current compensation plans and policies and proposed regulations interpreting the Internal Revenue Code, however, the Committee believes that, for the near future, any loss in tax deductibility for executive compensation will not be material in amount.

Security Ownership Requirements/Guidelines

The Corporate Governance Principles adopted by the Company’s board of directors encourage Company executives and board members to purchase shares of the Company’s stock. The board of directors recognizes, however, that the number of shares of Company stock owned by any executive or director is a personal decision. Accordingly, the Company has determined not to adopt a policy requiring ownership by its Named Executive Officers or directors of a minimum number of shares of Company stock.

COMPENSATION COMMITTEE REPORT

This Compensation Committee Report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission (“SEC”), nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Salem Communications Corporation and its subsidiaries (the “Company”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee has reviewed and discussed the Compensation, Discussion & Analysis which appears above with management, and, based on such review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the above disclosure be included in this Definitive Proxy Statement filed on Schedule 14A under the Securities Exchange Act of 1934, as amended.

The Compensation Committee is currently comprised of David Davenport, Chairman, Roland S. Hinz and Richard A. Riddle.

COMPENSATION COMMITTEE

David Davenport, Chairman
Roland S. Hinz
Richard A. Riddle

April 9, 2008

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by the Named Executive Officers for the Company’s fiscal year ended December 31, 2007:

				Change in
				Pension Value
				and
				Nonqualified
				Deferred
			Option	Compensation	All Other
	Salary	Bonus(1)	Awards(2),(3)	Earnings(4)	Compensation(5),(6)	Total
Name and Principal Positions	($)	($)	($)	($)	($)	($)

Edward G. Atsinger III	800,000	220,000	459,591	—	99,634	1,579,255
Chief Executive Officer
Stuart W. Epperson	625,000	80,000	196,424	—	74,823	976,247
Chairman of the Board
David A. R. Evans	458,333	75,000	629,249	—	22,140	1,184,722
President — New Business Development, Interactive and Publishing
Joe D. Davis	396,635	75,000	280,746	7,141	25,230	784,752
President — Radio Division
Evan D. Masyr	242,750	35,000	194,962	—	21,572	494,284
Senior Vice President and Chief Financial Officer

(1)	Amounts set forth in the Bonus column represent bonuses paid by the Company in 2007 for performance in 2006. Bonuses are given at the discretion of the Company and are not earned by Company employees until they are paid.

(2)	Amounts set forth in the Option Awards column represent the aggregate amount recognized for financial statement reporting purposes with respect to the Named Executive Officers for the fiscal year ended December 31, 2007, disregarding the estimate of forfeitures related to service-based vesting conditions, but otherwise computed in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 123, as amended by SFAS No. 123(R), “Share-Based Payment,” (“SFAS 123R”) based upon assumptions set forth in Note 7 to the Company’s consolidated financial statements filed with the SEC on Form 10-K on March 17, 2008, and in comparable financial statement notes filed with the SEC in previous Annual reports on Form 10-K. For additional information regarding option awards, see the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS — Long Term Incentive Compensation — Stock Options” above and the tables entitled “Grants of Plan-Based Awards” and “Outstanding Equity Awards at Fiscal Year End” below.

(3)	There were no option award forfeitures by the Named Executive Officers during the Company’s fiscal year ended December 31, 2007.

(4)	Amounts set forth in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column include only above-market earnings (interest in excess of 120% of the federal long-term rate) during the fiscal year ended December 31, 2007 on compensation deferred by Messrs. Davis and Evans on a basis that is not tax-qualified.

(5)	Amounts set forth in the All Other Compensation column consist of the following:

	Mr.	Mr.	Mr.	Mr.	Mr.
	Atsinger	Epperson	Evans	Davis	Masyr
Item	($)	($)	($)	($)	($)

Perquisites and Other Personal Benefits	87,250	62,546	—	7,533	—
Company Contributions to 401(k) Plan	—	—	5,063	5,063	5,063
Medical, Dental, Life and Disability Premiums	12,384	12,277	17,077	12,634	16,509
TOTAL	99,634	74,823	22,140	25,230	21,524

(6)	Includes the following perquisites and personal benefits which have been valued by the Company based upon the incremental cost to the Company of providing these perquisites and personal benefits to the Named Executive Officers:

	Mr.	Mr.	Mr.	Mr.	Mr.
	Atsinger	Epperson	Evans	Davis	Masyr
Perquisite or Personal Benefit	($)	($)	($)	($)	($)

Personal Use of Company Vehicle	15,655	2,931	N/A	N/A	N/A
Automobile Allowance	N/A	N/A	N/A	4,200	N/A
Split-Dollar Life Insurance Premiums	65,855	59,615	N/A	N/A	N/A
Supplemental Medical, Travel and Expense Reimbursement	5,740	N/A	N/A	N/A	N/A
Health Club Dues	N/A	N/A	N/A	3,333	N/A
Supplemental Life Insurance Premiums	N/A	N/A	N/A	N/A	N/A
TOTAL	87,250	62,546	—	7,533	—

Grants of Plan-Based Awards in 2007

The Committee granted stock options to each Named Executive Officer on March 14, 2007 under the Stock Plan. In addition, Messrs. Davis and Masyr each received a stock option grant on June 25, 2007. The Named Executive Officers were awarded the number of stock options shown in the table below. This table shows all options to purchase the Company’s Class A common stock granted to each of the Named Executive Officers in 2007.

GRANT OF PLAN-BASED AWARDS(1)

		Estimated Future Payouts			Estimated Future Payouts
		Under Non-Equity Incentive			Under Equity Incentive Plan
		Plan Awards			Awards				Option Awards(2)
								All	All
								Other	Other
								Stock	Option		Grant
								Awards:	Awards:	Exercise	Date Fair
								Number	Number of	or Base	Value of
								of Shares	Securities	Price of	Stock and
								of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards(3)
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/sh)	($)

Edward G. Atsinger III	3/14/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	60,000	$11.80	$494,150
Stuart W. Epperson	3/14/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25,000	$11.80	$205,896
David A. R. Evans	3/14/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25,000	$11.80	$205,896
Joe D. Davis	3/14/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	25,000	$11.80	$205,896
	6/25/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10,000	$11.24	$74,457
Evan D. Masyr	3/14/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6,000	$11.80	$49,415
	6/25/07	N/A	N/A	N/A	N/A	N/A	N/A	N/A	20,000	$11.24	$148,915

(1)	Awards granted under the Company’s Stock Plan.

(2)	All stock options granted hereunder are service-based awards to purchase shares of the Company’s Class A common stock pursuant to the terms of the Stock Plan. The options vest ratably in equal 25% installments of the first, second, third and fourth anniversary of the option grant date, with each installment expiring on the fifth anniversary of its vest date.

(3)	The value for the stock option awards listed in this column is calculated as the total grant date fair market value determined on an aggregate basis for each award in accordance with SFAS 123R based upon assumptions set forth in Note 7 to the Company’s consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K on March 17, 2008, but disregarding estimates of forfeitures related to service-based vesting conditions.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2007, in respect of outstanding equity awards exercisable into the Company’s Class A common stock that may be issued under the Stock Plan, the Company’s only existing equity compensation plan.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Stuart W. Epperson	17,892			$25.50	3/8/2009
	100,000			$29.41	6/17/2009
	100,000			$29.41	6/17/2010
	100,000			$29.41	6/17/2011
	13,838			$22.70	5/18/2010
	6,250			$16.75	5/18/2011
	6,250			$16.75	5/18/2012
		6,250	(1)	$16.75	5/18/2013
		6,250	(1)	$16.75	5/18/2014
	7,500			$13.51	3/15/2012
		7,500	(1)	$13.51	3/15/2013
		7,500	(1)	$13.51	3/15/2014
		7,500	(1)	$13.51	3/15/2015
		6,250	(1)	$11.80	3/14/2013
		6,250	(1)	$11.80	3/14/2014
		6,250	(1)	$11.80	3/14/2015
		6,250	(1)	$11.80	3/14/2016
Edward G. Atsinger III	24,850			$25.50	3/8/2009
	133,333			$29.41	6/17/2009
	133,333			$29.41	6/17/2010
	133,334			$29.41	6/17/2011
	41,515			$22.70	5/18/2010
	12,500			$16.75	5/18/2011
	12,500			$16.75	5/18/2012
		12,500	(2)	$16.75	5/18/2013
		12,500	(2)	$16.75	5/18/2014
	18,750			$13.51	3/15/2012

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Edward G. Atsinger III (continued)
		18,750	(2)	$13.51	3/15/2013
		18,750	(2)	$13.51	3/15/2014
		18,750	(2)	$13.51	3/15/2015
		15,000	(2)	$11.80	3/14/2013
		15,000	(2)	$11.80	3/14/2014
		15,000	(2)	$11.80	3/14/2015
		15,000	(2)	$11.80	3/14/2016
Joe D. Davis	2,000			$22.50	7/1/2008
	2,000			$22.50	7/1/2009
	2,500			$11.81	9/6/2008
	2,500			$11.81	9/6/2009
	6,250			$22.42	12/14/2010
	6,250			$22.42	12/14/2011
	6,250			$22.42	12/14/2012
		6,250	(3)	$22.42	12/14/2013
	1,025			$25.50	3/8/2009
	5,000			$22.70	5/18/2010
	750			$16.75	5/18/2011
	750			$16.75	5/18/2012
		750	(3)	$16.75	5/13/2013
		750	(3)	$16.75	5/18/2014
	7,500			$19.37	11/9/2011
	7,500			$19.37	11/9/2012
		7,500	(3)	$19.37	11/9/2013
		7,500	(3)	$19.37	11/9/2014
	6,250			$13.51	3/15/2012
		6,250	(3)	$13.51	3/15/2013
		6,250	(3)	$13.51	3/15/2014
		6,250	(3)	$13.51	3/15/2015
		6,250	(3)	$11.80	3/14/2013
		6,250	(3)	$11.80	3/14/2014
		6,250	(3)	$11.80	3/14/2015
		6,250	(3)	$11.80	3/14/2016
		2,500	(3)	$11.24	6/25/2013
		2,500	(3)	$11.24	6/25/2014
		2,500	(3)	$11.24	6/25/2015
		2,500	(3)	$11.24	6/25/2016
David A. R. Evans	6,250			$11.50	9/15/2008
	6,250			$11.50	9/15/2009
	1,250			$13.50	1/25/2008

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

David A. R. Evans (continued)
	1,250			$13.50	1/25/2009
	1,250			$13.50	1/25/2010
	10,000			$22.42	12/14/2010
	10,000			$22.42	12/14/2011
	10,000			$22.42	12/14/2012
		10,000	(4)	$22.42	12/14/2013
	6,800			$16.20	3/24/2008
	12,500			$23.35	9/11/2009
	12,500			$23.35	9/11/2010
	12,500			$23.35	9/11/2011
	12,500			$23.35	9/11/2012
		12,500	(4)	$30.00	9/11/2013
		12,500	(4)	$30.00	9/11/2014
		12,500	(4)	$30.00	9/11/2015
		12,500	(4)	$30.00	9/11/2016
	359			$25.50	3/8/2009
	5,000			$29.41	6/17/2009
	5,000			$22.70	5/18/2010
	750			$16.75	5/18/2011
	750			$16.75	5/18/2012
		750	(4)	$16.75	5/18/2013
		750	(4)	$16.75	5/18/2014
	12,500			$19.02	9/1/2011
	12,500			$19.02	9/1/2012
		12,500	(4)	$19.02	9/1/2013
		12,500	(4)	$19.02	9/1/2014
		12,500	(4)	$19.02	9/1/2015
		12,500	(4)	$19.02	9/1/2016
		12,500	(4)	$19.02	9/1/2017
		12,500	(4)	$19.02	9/1/2018
	5,000			$13.51	3/15/2012
		5,000	(4)	$13.51	3/15/2013
		5,000	(4)	$13.51	3/15/2014
		5,000	(4)	$13.51	3/15/2015
		6,250	(4)	$11.80	3/14/2013
		6,250	(4)	$11.80	3/14/2014
		6,250	(4)	$11.80	3/14/2015
		6,250	(4)	$11.80	3/14/2016

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying		Option
	Unexercised	Unexercised		Exercise	Option
	Options (#)	Options (#)		Price	Expiration
Name	Exercisable	Unexercisable		($)	Date

Evan D. Masyr	600			$22.50	2/10/2008
	600			$22.50	2/10/2009
	600			$22.50	2/10/2010
	500			$13.50	1/25/2010
	370			$16.20	3/24/2008
	750			$23.33	7/8/2009
	750			$23.33	7/8/2010
	750			$23.33	7/8/2011
	750			$23.33	7/8/2012
	5,000			$24.20	12/27/2010
	5,000			$24.20	12/27/2011
	5,000			$24.20	12/27/2012
		5,000	(5)	$24.20	12/27/2013
		5,000	(5)	$24.20	12/27/2014
		5,000	(5)	$24.20	12/27/2015
		5,000	(5)	$24.20	12/27/2016
		5,000	(5)	$24.20	12/27/2017
	2,500			$19.37	11/9/2011
	2,500			$19.37	11/9/2012
		2,500	(5)	$19.37	11/9/2013
		2,500	(5)	$19.37	11/9/2014
	1,250			$13.51	3/15/2012
		1,250	(5)	$13.51	3/15/2013
		1,250	(5)	$13.51	3/15/2014
		1,250	(5)	$13.51	3/15/2015
		1,500	(5)	$11.80	3/14/2013
		1,500	(5)	$11.80	3/14/2014
		1,500	(5)	$11.80	3/14/2015
		1,500	(5)	$11.80	3/14/2016
		5,000	(5)	$11.24	6/25/2013
		5,000	(5)	$11.24	6/25/2014
		5,000	(5)	$11.24	6/25/2015
		5,000	(5)	$11.24	6/25/2016

(1)	Mr. Epperson’s unexercisable options vest as follows: (a) 6,250 on May 18, 2008, (b) 6,250 on May 18, 2009, (c) 7,500 on March 15, 2008, (d) 7,500 on March 15, 2009, (e) 7,500 on March 15, 2010, (f) 6,250 on March 14, 2008, (g) 6,250 on March 14, 2009, (h) 6,250 on March 14 2010, and (i) 6,250 on March 14, 2011.

(2)	Mr. Atsinger’s unexercisable options vest as follows: (a) 12,500 on May 18, 2008, (b) 12,500 on May 18, 2009, (c) 18,750 on March 15, 2008, (d) 18,750 on March 15, 2009, (e) 18,750 on March 15, 2010, (f) 15,000 on March 14, 2008, (g) 15,000 on March 14, 2009, (h) 15,000 on March 14, 2010, and (i) 15,000 on March 14, 2011.

(3)	Mr. Davis’ unexercisable options vest as follows: (a) 6,250 on December 14, 2008, (b) 750 on May 18, 2008, (c) 750 on May 18, 2009, (d) 7,500 on November 9, 2008, (e) 7,500 on November 9, 2009, (f) 6,250 on March 15, 2008, (g) 6,250 on March 15, 2009, (h) 6,250 on March 15, 2010, (i) 6,250 on March 14, 2008, (j) 6,250 on March 14, 2009, (k) 6,250 on March 14, 2010, (l) 6,250 on March 14, 2011, (m) 2,500 on June 25, 2008, (n) 2,500 on June 25, 2009, (o) 2,500 on June 25, 2010, and (p) 2,500 on June 25, 2011.

4)	Mr. Evans’ unexercisable options vest as follows: (a) 10,000 on December 14, 2008, (b) 12,500 on September 11, 2008, (c) 12,500 on September 11, 2009, (d) 12,500 on September 11, 2010, (e) 12,500 on September 11, 2011, (f) 750 on May 18, 2008, (g) 750 on May 18, 2009, (h) 12,500 on September 1, 2008, (i) 12,500 on September 1, 2009, (j) 12,500 on September 1, 2010, (k) 12,500 on September 1, 2011, (l) 12,500 on September 1, 2012, (m) 12,500 on September 1, 2013, (n) 5,000 on March 15, 2008, (o) 5,000 on March 15, 2009, (p) 5,000 on March 15, 2010, (q) 6,250 on March 14, 2008, (r) 6,250 on March 14, 2009, (s) 6,250 on March 14, 2010, and (t) 6,250 on March 14, 2011.

(5)	Mr. Masyr’s unexercisable options vest as follows: (a) 5,000 on December 27, 2008, (b) 5,000 on December 27, 2009, (c) 5,000 on December 27, 2010, (d) 5,000 on December 27, 2011, (e) 5,000 on December 27, 2012, (f) 2,500 on November 9, 2008, (g) 2,500 on November 9, 2009, (h) 1,250 on March 15, 2008, (i) 1,250 on March 15, 2009, (j) 1,250 on March 15, 2010, (k) 1,500 on March 14, 2008, (l) 1,500 on March 14, 2009 (m) 1,500 on March 14, 2010, (n) 1,500 on March 14, 2011, (o) 5,000 on June 25, 2008, (p) 5,000 on June 25, 2009, (q) 5,000 on June 25, 2010, and (r) 5,000 on June 25, 2011.

Option Exercises and Stock Vested

The following table sets forth the stock options exercised by the Named Executive Officers in 2007. None of the Named Executive Officers have received stock awards. Accordingly, no vesting of stock awards occurred in 2007.

OPTION EXERCISES AND STOCK VESTED

Option Awards
Number of Shares
	Acquired on	Value Realized
	Exercise	on Exercise
Name	(#)	($)

Edward G. Atsinger III	—	—
Stuart W. Epperson	—	—
David A. R. Evans	—	—
Joe D. Davis	2,500	4,219
Evan D. Masyr	—	—

NONQUALIFIED DEFERRED COMPENSATION

			Aggregate	Aggregate	Aggregate
	Executive	Registrant	Earnings	Withdrawals/	Balance
	Contributions	Contributions	in Last	Distributions	at Last
	in Last FY(1)	in Last FY	FY(2)	in Last FY	FYE
Name	($)	($)	($)	($)	($)(3)

Edward G. Atsinger III	—	—	—	—	—
Stuart W. Epperson	—	—	—	—	—
David A. R. Evans	41,635	—	5,520	27,926	439,267
Joe D. Davis	66,333	—	25,814	—	382,512
Evan D. Masyr	5,250	—	1,711	16,539	40,770

(1)	Executive contributions for Mr. Davis represent deferral of $40,083 of salary and $26,250 of bonus. Executive contributions for Mr. Evans represent deferral of $22,885 of salary and $18,750 of bonus. Executive contributions for Mr. Masyr represent deferral of $5,250 of bonus.

(2)	Preferential earnings for Mr. Davis of $7,141 under the Company’s non-qualified deferred compensation plan are included as compensation in the Summary Compensation Table.

(3)	All amounts in the aggregate balance for Messrs. Davis, Evans and Masyr were included in the Summary Compensation Table for previous years, except for 2007 preferential earnings for Mr. Davis which are included in footnote 2 above.

The primary purpose of the Company’s non-qualified deferred compensation plan is to allow plan participants to defer payment of up to 100% of base salary and bonus compensation until retirement or other employment termination. Plan participants may also elect an in-service distribution during a designated calendar year. Payment is made, at the participant’s election, in a single sum or equal annual installment payments over a five-year period commencing at: (a) retirement after age 60, (b) or one year thereafter, or (c) the date previously elected by the plan participant; provided, however, that distribution in a single sum is automatically made on termination of employment for reasons other than retirement or disability. Previously established plan payment dates may, under certain circumstances, be deferred by participants but such payment dates may not be voluntarily accelerated after they have been designated by a participant. Plan participants may elect to have their contributions in investments that are offered to all plan participants by the plan administrator. Plan accounts are 100% vested at all times. The plan constitutes a fully funded, non-qualified deferred compensation plan that benefits certain designated employees who are within a select group of key management or highly compensated employees.

Potential Payments to the Company’s NEOs upon Termination or Change in Control

Mr. Atsinger’s and Mr. Epperson’s Employment Agreements

Under the terms of their agreements, if Mr. Atsinger’s or Mr. Epperson’s employment is terminated by reason of death, his estate is entitled to receive: (a) a payment equal to his base salary through the date of termination to the extent not already paid, (b) a prorated portion of his incentive bonus based on his prior year’s incentive bonus, (c) his actual earned incentive bonus for any period not already paid, (d) amounts to which he is entitled under the Company’s benefit plans, (e) immediate, 100% vesting of outstanding unvested stock options and other equity-based awards, and (f) continued coverage of his dependants by the Company’s health benefit plans for a period of twelve (12) months.

If Mr. Atsinger’s or Mr. Epperson’s employment is terminated upon disability (as defined in the agreement), he is entitled to receive: (a) a payment equal to his base salary through the date of termination to the extent not already paid, (b) a severance payment equal to 100% of his then current annual base salary for a period of fifteen (15) months, (c) a prorated portion of his incentive bonus based on his prior year’s incentive bonus, (d) his actual earned incentive bonus for any period not already paid, (e) amounts to which he is entitled under the Company’s benefit plans, and (f) immediate, 100% vesting of outstanding unvested stock options and other equity-based awards.

If Mr. Atsinger’s or Mr. Epperson’s employment is terminated by the Company without cause (as defined in the agreement), he is entitled to receive: (a) a payment equal to his base salary earned but unpaid through the date of termination, (b) a prorated portion of his incentive bonus based on the prior year’s incentive bonus, and any incentive bonus amount earned but not yet paid, and, (c) a payment equal to his then current annual base salary for a period of six (6) months.

With the exception of any continued benefits coverage in the event of the death of Mr. Epperson or Mr. Atsinger, all payments to be made by the Company upon termination of employment to Messrs. Epperson or Atsinger will be lump sum payments.

The agreements also contain provisions that: (a) grant the Company a right of first refusal on all corporate opportunities presented to the executives; (b) restrict Mr. Atsinger’s and Mr. Epperson’s ability to engage in any business that is competitive with the Company’s business for a period of two years following retirement or termination for cause or without good reason; and (c) restrict Mr. Atsinger’s and Mr. Epperson’s ability to interfere with the business of the Company or solicit Company employees for a period of two years following such retirement or termination. Compliance by Messrs. Atsinger and Epperson with these obligations is a material condition to the Company’s obligation to provide the above termination benefits.

Employment Agreements With Messrs. Evans, Davis and Masyr

Under the terms of their agreements, if the executives’ employment is terminated by reason of death, disability or otherwise for cause (as defined in the agreement), he or his estate is entitled to receive: (a) a payment equal to his base salary through the date of termination to the extent not already paid, and (b) his actual earned incentive bonus for any period not already paid.

In addition, if either Mr. Evans’ or Mr. Davis’ agreements is terminated without cause (as defined in the agreements), certain stock option awards made to each of these executives on December 21, 2001, shall have an accelerated vesting schedule (with such options ratably vesting at a rate of 12.5% per year commencing on December 21, 2002 rather than ratably vesting at a rate of 25% per year commencing on December 21, 2005) and the unexercised portion of such options, based upon the accelerated vesting schedule, shall expire and become unexercisable one (1) year from the termination date.

If Mr. Evans’ employment is terminated by the Company without cause (as defined in the agreement), he is also entitled to receive: (a) a payment equal to his base salary earned but unpaid through the date of termination, (b) his actual earned incentive bonus for any period not already paid, (c) a severance payment in an amount equal to the base salary Mr. Evans would have otherwise received for a period of nine (9) months from the date of termination had he remained employed with the Company, and (d) professional outplacement assistance for twelve (12) consecutive months from the termination date.

If Mr. Davis’ employment is terminated by the Company without cause (as defined in the agreement), he is also entitled to receive: (a) a payment equal to his base salary earned but unpaid through the date of termination, (b) his actual earned incentive bonus for any period not already paid, (c) a severance payment in an amount equal to the base salary Mr. Davis would have otherwise received through the shorter of twelve (12) months or through June 30, 2010 had he remained employed with the Company, and (d) professional outplacement assistance for twelve (12) consecutive months from the termination date.

If Mr. Masyr’s employment is terminated by the Company without cause (as defined in the agreement), he is also entitled to receive: (a) a payment equal to his base salary earned but unpaid through the date of termination, (b) his actual earned incentive bonus for any period not already paid, and (c) a severance payment in an amount equal to the base salary Mr. Masyr would have otherwise received for a period of six (6) months from the date of termination had he remained employed with the Company.

With the exception of professional outplacement services that would be provided by the Company to Messrs. Davis and Evans over a one-year period in the event of a termination without cause, all payments to be made by the Company upon termination of employment to Messrs. Davis or Evans would be lump sum payments.

The agreements with Messrs. Evans, Davis and Masyr also contain provisions that restrict their ability to interfere with the business of the Company or solicit Company employees for a period of six (6) months following termination of employment for any reason. Compliance by Messrs. Evans, Davis and Masyr with these obligations is a material condition to the Company’s obligation to provide the above termination benefits.

Payments in the Event of Death

The following table sets forth the estimated value of payments that the estate of the Company’s Named Executive Officers would be entitled to receive assuming a death occurring as of December 31, 2007 and that the price per share of the Company’s class A common stock is $6.59, which is an amount equal to the stock’s NASDAQ market closing price on December 31, 2007.

		Value of		Value of
		Earned	Value of Equity	Continued
	Value of Salary	Incentive	Awards Vesting on	Benefits
	Continuation	Bonuses	Termination	Coverage	Total
Name	($)	($)	($)	($)	($)

Mr. Atsinger	14,423	—	268,509	12,384	295,316
Mr. Epperson	10,577	—	114,842	12,277	137,696
Mr. Evans	9,135	—	N/A	N/A	9,135
Mr. Davis	7,981	—	N/A	N/A	7,981
Mr. Masyr	4,808	—	N/A	N/A	4,808

Payments in the Event of Disability

The following table sets forth the estimated value of benefits that the Company’s Named Executive Officers would be entitled to receive assuming a disability occurring as of December 31, 2007.

Disability as defined in the employment agreements for Messrs. Epperson and Atsinger generally means any mental or physical impairment which prevents the executive at any time during the Term from performing the essential functions of his full duties for a period of 180 days within any 270 day period and the executive fails to return to work within 10 days of notice by the Company of its intention to terminate employment. Disability as defined in the employment agreements for Messrs. Davis, Evans and Masyr generally means any mental or physical impairment which prevents the executive from performing the essential functions of his full duties for a period of 90 days at anytime during the Term.

		Value of
	Value of Salary	Earned	Value of Equity	Value of
	Continuation and	Incentive	Awards Vesting on	Benefits
	Severance	Bonuses	Termination	Coverage	Total
Name	($)	($)	($)	($)	($)

Mr. Atsinger	951,923	—	268,509	12,384	1,232,816
Mr. Epperson	698,077	—	114,842	12,277	825,196
Mr. Evans	9,135	—	—	—	9,135
Mr. Davis	7,981	—	—	—	7,981
Mr. Masyr	4,808	—	—	—	4,808

Payments in the Event of Termination without Cause

The following table sets forth the estimated value of benefits that the Company’s Named Executive Officers would be entitled to receive assuming a termination without cause occurring as of December 31, 2007.

Termination for cause generally means: (a) death; (b) disability (as generally defined above); (c) continued gross negligence, malfeasance or gross insubordination in performing duties assigned to the executive; (d) a conviction of a crime involving moral turpitude; (e) an egregious act of dishonesty in connection with employment or a malicious act toward Company or its subsidiaries, (f) a violation of the confidentiality provisions contained in the employment agreement, (g) a willful breach of the employment agreement; (h) disloyalty; or (i) material and repeated failure to carry out reasonably assigned duties or instructions consistent with the executive’s position.

		Value of
	Value of Salary	Earned	Value of Equity	Value of	Value of
	Continuation	Incentive	Awards Vesting on	Benefits	Outplacement
	and Severance	Bonuses	Termination	Coverage	Services	Total
Name	($)	($)	($)	($)	($)	($)

Mr. Atsinger	389,423	—	—	12,384	—	401,807
Mr. Epperson	285,577	—	—	12,277	—	297,854
Mr. Evans	365,385	—	—	—	3,100	368,485
Mr. Davis	422,981	—	—	—	3,100	426,081
Mr. Masyr	129,808	—	—	—	—	129,808

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2007 with respect to shares of our Class A common stock that may be issued under the Company’s Stock Plan, our only existing equity compensation plan. The Stock Plan was adopted by our board of directors and approved by our stockholders on May 25, 1999. On March 20, 2003, the board of directors approved an amendment to the Stock Plan to reserve an additional 600,000 shares of the Company’s Class A common stock for issuance under the Stock Plan. The amendment was approved by a vote of the stockholders at the Company’s annual meeting of stockholders held on June 11, 2003. On November 10, 2004 the Company’s stockholders approved an amendment to the Stock Plan to reserve an additional 1,500,000 shares of the Company’s Class A common stock for issuance under the Stock Plan. The amendment was approved by a vote of the stockholders at the Company’s Annual Meeting of Stockholders held on May 18, 2005.

Equity Compensation Plan Information
	Number of		Remaining Available for
	Securities		Future Issuance
	to be Issued	Weighted-Average	Under Equity
	Upon Exercise of	Exercise Price of	Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
Plan Category	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders	2,422,024	$20.73	517,626
Equity compensation plans not approved by security holders	—	—	—

Total	2,422,024	$20.73	517,626

DIRECTOR COMPENSATION

Non-employee directors of the Company receive an annual retainer and fees. In addition, and as a means to better align the interests of the Company’s non-employee directors with the Company’s stockholders, the Company provides a portion of each such director’s compensation in Company equity. The following table sets forth the compensation paid to or earned by the Company’s non-employee directors in 2007:

	Fees
	Earned
	or Paid	Stock	Option
	in Cash	Awards(1),(2)	Awards(3),(4)	Total(5)
Name	($)	($)	($)	($)

David Davenport	51,500	10,150	4,670	66,320
Eric H. Halvorson	25,500	—	—	25,500
Roland S. Hinz	50,500	10,150	4,670	65,320
Judge Paul Pressler	43,500	10,150	4,670	58,320
Richard A. Riddle	50,000	10,150	4,670	64,820
Dennis M. Weinberg	53,500	10,150	4,670	68,320

(1)	Amounts set forth in the Stock Awards column represent the aggregate amount recognized for financial statement reporting purposes with respect to all outstanding restricted stock held by the non-employee directors as of the fiscal year ended December 31, 2007, disregarding the estimate of forfeitures related to service-based vesting conditions, but otherwise computed in accordance with SFAS 123R based upon assumptions set forth in Note 7 to the Company’s consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K on March 17, 2008.

The total grant date fair market value determined on an aggregate basis for each restricted stock award made in 2007 in accordance with SFAS 123R based upon assumptions set forth in Note 7 to the Company’s consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K on March 17, 2008, and in comparable financial statement notes filed with the SEC in previous Annual Reports on Form 10-K, but disregarding estimates of forfeitures related to service-based vesting conditions, as computed by the Company based upon the closing stock price on the grant date, was as follows:

	Shares	Value
Grant Date	(#)	($)	Director

09/05/2007	1,000	10,150	David Davenport
N/A	N/A	N/A	Eric H. Halvorson
09/05/2007	1,000	10,150	Roland S. Hinz
09/05/2007	1,000	10,150	Judge Paul Pressler
09/05/2007	1,000	10,150	Richard A. Riddle
09/05/2007	1,000	10,150	Dennis M. Weinberg

(2)	There were no stock award forfeitures by the non-employee directors during the Company’s fiscal year ended December 31, 2007.

(3)	Amounts set forth in the Option Awards column represent the aggregate amount recognized for financial statement reporting purposes with respect to the non-employee directors for the fiscal year ended December 31, 2007, disregarding the estimate of forfeitures related to service-based vesting conditions, but otherwise computed in accordance with SFAS 123R based upon assumptions set forth in Note 7 to the Company’s consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K on March 17, 2008, and in comparable financial statement notes filed with the SEC in previous Annual Reports on Form 10-K. For additional information regarding option awards, see the section of this Proxy Statement entitled “COMPENSATION DISCUSSION & ANALYSIS — Long Term Compensation — Stock Options” above.

The total grant date fair market value determined on an aggregate basis for each option award made in 2007 in accordance with SFAS 123R based upon assumptions set forth in Note 7 to the Company’s consolidated financial statements filed with the Securities and Exchange Commission on Form 10-K on March 17, 2008, and

in comparable financial statement notes filed with the SEC in previous Annual Reports on Form 10-K but disregarding estimates of forfeitures related to service-based vesting conditions, as computed by the Company based upon the closing stock price on the grant date, was as follows:

	Shares	Value
Grant Date	(#)	($)	Director

09/05/2007	1,000	4,670	David Davenport
N/A	N/A	N/A	Eric H. Halvorson
09/05/2007	1,000	4,670	Roland S. Hinz
09/05/2007	1,000	4,670	Judge Paul Pressler
09/05/2007	1,000	4,670	Richard A. Riddle
09/05/2007	1,000	4,670	Dennis M. Weinberg

(4)	Other than the following option awards forfeited by Mr. Halvorson, Mr. Hinz and Mr. Riddle, there were no option award forfeitures by the non-employee directors during the Company’s fiscal year ended December 31, 2007: (a) Mr. Hinz and Mr. Riddle each forfeited 800 options with an exercise price of $22.50 because the grants for these options expired on July 1, 2007; and (b) Mr. Halvorson, Mr. Hinz and Mr. Riddle each forfeited an additional 2,500 options with an exercise price of $17.87 because the grants for these options expired on October 17, 2007.

(5)	As of December 31, 2007, the Company’s non-employee directors held the following interests in the Company’s class A common stock:

			Shares	Shares
	Stock	Restricted	Owned	Owned
	Options	Shares(1)	Outright	Indirectly	Total
Name	(#)	(#)	(#)	(#)	(#)

David Davenport	10,500	2,000	—	500	13,000
Eric H. Halvorson	9,500	2,000	—	27,500	39,000
Roland S. Hinz	12,100	2,000	12,339	53,833	80,272
Judge Paul Pressler	10,500	2,000	—	—	12,500
Richard A. Riddle	12,100	2,000	8,889	44,778	67,767
Dennis M. Weinberg	2,000	1,000	23,970	—	26,970

(1)	The restricted shares listed in the above table have vested as of October 13, 2006 and September 6, 2007. In addition to these vested shares, each of the non-employee directors received a grant of 1,000 restricted shares on September 5, 2007 which grants will vest on September 5, 2008 if the grantee remains a director of the Company as of that date. All of the restricted grants: (a) are Class A common stock of the Company that entitle the grantee immediately upon vesting the right to vote the shares and to participate in any dividend paid on Class A common stock; and (b) may not be sold or transferred by the grantee after vesting until the sooner to occur of the fifth anniversary of the grant date or the date that the grantee ceases for any reason to be a member of the Company’s board of directors.

The cash compensation paid as of December 31, 2007 to the Company’s non-employee directors (“Designated Directors”) as approved by the Company’s board of directors at the recommendation of the Committee is as follows:

Compensation	Amount	Payable To	Payable

Annual Retainer	$25,000	Designated Directors	Quarterly
Attendance Fee (Full Company Board)	$2,500	Designated Directors	Per Regularly Scheduled or Noticed Company Board Meeting
Attendance Fee (Board Committee)	$1,500	Designated Director Committee Members	Per Regularly Scheduled or Noticed Committee Meeting
Chairperson Fee (Audit and Compensation Committees)	$2,000	Chairperson of Audit and Compensation Committees	Per Regularly Scheduled or Noticed Committee Meeting
Chairperson Fee (Nominating and Corporate Governance Committee)	$1,000	Chairperson of Nominating and Corporate Governance Committee	Per Regularly Scheduled or Noticed Committee Meeting
Attendance Fee (Special Committee)	N/A	Special Committee Members	Per Special Committee Meeting or Task

In addition to the above fees, directors are compensated on an ad hoc basis for special committee or subcommittee meetings held or tasks performed by a committee or subcommittee designated by either the full Board of Directors or by a standing committee of the full Board of Directors, with such compensation determined by the establishing body at the time the special committee or subcommittee is established. Designated Directors who are also chairmen of the Company’s board committees shall receive the applicable chairperson fee in addition to a committee attendance fee for each regularly scheduled Company board committee meeting. Designated Directors shall also receive reimbursement for all reasonable out-of- pocket expenses in connection with travel to and attendance at regularly scheduled Company board and board committee meetings.

Company directors who are also employees of the Company (Stuart W. Epperson, Chairman of the Board, Edward G. Atsinger III, CEO and Eric H. Halvorson, President and COO) are not additionally compensated for their services as directors. Compensation for Messrs. Epperson, Atsinger and Halvorson is summarized in the “Summary Compensation Table” appearing in this Proxy Statement under the heading “EXECUTIVE COMPENSATION.”

AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed soliciting material or to be filed with the Securities and Exchange Commission (“SEC”), nor shall any information in this report be incorporated by reference by any general statement into any past or future filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that Salem Communications Corporation and its subsidiaries (the “Corporation”) specifically incorporates this information by reference into such filing, and shall not otherwise be deemed filed under such Acts.

The purpose of the Audit Committee (the “Committee”) is to oversee, on behalf of the entire board of directors (the “Board”): (a) the accounting and financial reporting processes of the Corporation, (b) the audits of the Corporation’s financial statements, (c) the qualifications of the public accounting firm engaged as the Corporation’s independent registered public accounting firm to prepare or issue an audit report on the financial statements of the Corporation, and (d) the performance of the Corporation’s internal auditor and independent registered public accounting firm.

The Committee has adopted, and annually reviews, a charter outlining the practices it follows. The charter complies with all current regulatory requirements, including requirements pertaining to the NASD listing standards definitions, provisions and applicable exceptions concerning the independence of audit committee members.

In 2007, the Committee held six meetings, four of which were regularly scheduled and two of which were special. The Committee’s meeting agendas are established by the Committee chairman based upon the Committee’s charter and an annual meeting planner approved by the entire Committee. At each of these meetings, the Committee met with the senior members of the Corporation’s financial management team and General Counsel. Additionally, the Corporation’s internal auditor met with the full Committee at three of the six meetings and the independent registered public accounting firm met with the full Committee at four of the six meetings. Prior to each regularly scheduled meeting, the Chairman of the Committee also met privately with the Corporation’s independent registered public accounting firm and, separately, with the Corporation’s internal auditor, at which times candid discussions of financial management, accounting and internal control issues took place.

The Committee appointed Singer Lewak Greenbaum & Goldstein LLP as the Corporation’s independent registered public accounting firm for the year ended December 31, 2007, and reviewed with the Corporation’s financial managers, the independent registered public accounting firm, and the Corporation’s internal auditor, overall audit scopes and plans, the results of internal and external controls and the quality of the Corporation’s financial reporting.

The Corporation’s management is primarily responsible for the preparation, presentation, and integrity of the Corporation’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. As the Corporation’s independent registered public accounting firm, Singer Lewak Greenbaum & Goldstein LLP is responsible for performing an independent audit of the Corporation’s consolidated financial statements in accordance with generally accepted accounting standards and for expressing an opinion on the conformity of the audited financial statements to accounting principles generally accepted in the United States of America.

The Committee has reviewed and discussed with management the Corporation’s audited financial statements as of and for the year ended December 31, 2007. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by: (a) the Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90 (regarding “Communications with Audit Committees”), and as further amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants, and (b) Securities and Exchange Commission (“SEC”) Regulation S-X, Rule 2-07.

The Committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”), as amended, by the Independence Standards Board, and the Committee has discussed with the independent registered public accounting firm that firm’s independence from the Corporation and its management. The Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Corporation is compatible with the auditor’s independence.

Based on the Committee’s reviews and discussions referred to above, the Committee recommended to the Board that the audited consolidated financial statements referred to above be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, to be filed with the SEC.

The Audit Committee is currently comprised of Dennis M. Weinberg, Chairman, Roland S. Hinz and Richard A. Riddle.

AUDIT COMMITTEE

Dennis M. Weinberg, Chairman
Roland S. Hinz
Richard A. Riddle
April 11, 2008

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Company’s Class A and Class B common stock as of April 11, 2008 (unless otherwise indicated) by: (a) each person believed by the Company to be the beneficial owner of more than 5% of either class of the outstanding Class A or Class B common stock; (b) each director; (c) each of the Named Executive Officers; and (c) all directors and executive officers as a group.

							Votes of All
	Class A			Class B			Classes of
	Common Stock			Common Stock			Common
Name and Address(1)	Number		% Vote(2)	Number		% Vote(2)	Stock(2)

Stuart W. Epperson	4,187,472	(3)	22.65%	2,776,848	(4)	50.00%	43.17%
Nancy A. Epperson	2,808,222	(3)	15.50%	2,776,848	(4)	50.00%	41.52%
Edward G. Atsinger III	4,509,095	(5)	24.15%	2,776,848	(5)	50.00%	43.50%
Edward C. Atsinger	1,093,078	(6)	6.03%	—		—	1.48%
Joe D. Davis	71,525	(7)	*	—		—	*
David A.R. Evans	161,459	(8)	*	—		—	*
Evan D. Masyr	29,070	(9)	*	—		—	*
David Davenport	12,500	(10)	*	—		—	*
Eric H. Halvorson	59,500	(11)	*	—		—	*
Roland S. Hinz	81,683	(12)	*	—		—	*
Paul Pressler	20,500	(13)	*	—		—	*
Richard A. Riddle	107,769	(14)	*	—		—	*
Dennis M. Weinberg	26,970	(15)	*	—		—	*
All directors and executive officers as a group (12 persons)	9,275,418		47.91%	5,553,696		100.00%	88.00%
Columbia Wanger Asset Management, L.P.	3,129,700	(16)	17.28%	—		—	4.25%
227 West Monroe St., Suite 3000 Chicago, IL 60606
Gamco Investors, Inc., et al	1,539,600	(17)	8.50%	—		—	2.09%
One Corporate Center Rye, NY 10580
Brown Brothers Harriman & Co.	1,074,900	(18)	5.93%	—		—	1.46%
140 Broadway
New York, NY 10005
Epperson Children’s Trusts	1,007,520	(19)	5.56%	—		—	1.37%

*	Less than 1%.

(1)	Except as otherwise indicated, the address for each person is c/o Salem Communications Corporation, 4880 Santa Rosa Road, Camarillo, California 93012. Calculated pursuant to Rule 13d-3(d) under the Exchange Act, shares of Class A common stock not outstanding that are subject to options exercisable by the holder thereof within 60 days of April 11, 2007 are deemed outstanding for the purposes of calculating the number and percentage ownership by such stockholder, but not deemed outstanding for the purpose of calculating the percentage owned by each other stockholder listed. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.

(2)	Percentage voting power is based upon 18,115,092 shares of Class A common stock and 5,553,696 shares of Class B common stock all of which were outstanding as of April 11, 2007, and the general voting power of one vote for each share of Class A common stock and ten votes for each share of Class B common stock.

(3)	Includes shares of Class A common stock held by a trust of which Mr. and Mrs. Epperson are trustees and shares held directly by Mr. Epperson. As husband and wife, Mr. and Mrs. Epperson are each deemed to be the beneficial owner of shares held by the other and, therefore their combined beneficial ownership is shown in the table. Includes: (a) 371,730 shares of Class A common stock subject to options that are exercisable within 60 days; and (b) 2,758,222 shares of Class A common stock that are pledged to secure a personal loan.

(4)	Includes shares of Class B common stock held by a trust of which Mr. and Mrs. Epperson are trustees.

(5)	These shares of Class A and Class B common stock are held by trusts of which Mr. Atsinger is trustee. Includes: (a) 556,365 shares of Class A common stock subject to options that are exercisable within 60 days; and (b) 2,862,652 shares of Class A common stock that are pledged to secure a personal loan.

(6)	Includes 1,090,078 shares of Class A common stock held in a trust for the benefit of Edward C. Atsinger, who is Edward G. Atsinger III’s son. Edward G. Atsinger III is the trustee of the trust and these shares are included in the shares beneficially owned by Edward G. Atsinger III as reflected in this table. Of these shares, 502,539 shares are pledged to secure Edward G. Atsinger III’s personal loan. Also includes 3,000 shares of Class A common stock held by a trust for the benefit of Edward C. Atsinger. Edward C. Atsinger and his wife are trustees of the trust. These 3,000 shares are not included in shares beneficially owned by Edward G. Atsinger III as reflected in this table.

(7)	Includes 69,025 shares of Class A common stock subject to options that are exercisable within 60 days. Includes 2,500 shares of Class A common stock held by a trust for which Mr. Davis is trustee.

(8)	Includes 2,450 shares of Class A common stock held by a trust for which Mr. Evans is trustee, 600 shares held in custody for his minor daughter and 2,750 shares held by Mr. Evans’ spouse as a joint tenant with Mr. Evans’ father-in-law. Mr. Evans disclaims beneficial ownership of all of the 2,750 shares of Class A common stock beneficially owned by his father-in-law. Includes 155,659 shares of Class A common stock subject to options that are exercisable within 60 days.

(9)	Includes 29,070 shares of Class A common stock subject to options that are exercisable within 60 days.

(10)	Includes 10,500 shares of Class A common stock subject to options that are exercisable within 60 days.

(11)	Includes: (a) 48,000 shares of Class A common stock held by a trust for which Mr. Halvorson and his wife are trustees; and (b) 12,100 shares of Class A common stock subject to options that are exercisable within 60 days.

(12)	Includes 1,411 shares held by Mr. Hinz’s wife. Mr. Hinz disclaims beneficial ownership of shares of Class A common stock held by his wife. Includes 12,100 shares of Class A common stock subject to options that are exercisable within 60 days.

(13)	Includes 10,500 shares of Class A common stock subject to options that are exercisable within 60 days.

(14)	Includes 44,778 shares of Class A common stock held by a trust for which Mr. Riddle is trustee. Includes 12,100 shares of Class A common stock subject to options that are exercisable within 60 days.

(15)	Includes 2,000 shares of Class A common stock subject to options that are exercisable within 60 days.

(16)	This information is based on the Schedule 13G/A filed by Columbia Wanger Asset Management, L.P. (“CWAM”) and Columbia Acorn Trust (“Acorn” and, together with CWAM, “Columbia”), with the SEC on January 29, 2008. Columbia reported that as of December 31, 2007, it had sole voting power with respect to 2,769,700 shares, shared voting power with respect to 360,000 shares and sole dispositive power with respect to 3,129,700 shares.

(17)	This information is based on a Schedule 13D/A filed on April 4, 2008, which indicates that such Schedule 13D/A has been filed by Mario J. Gabelli (“Mario Gabelli”) and various entities that he directly or indirectly controls or for which he acts as chief investment officer. The Schedule 13D/A indicates that Mario Gabelli is deemed to have beneficial ownership of the shares owned beneficially by each of the filing persons. Each of the Reporting Persons and Covered Persons (both as defined in the Schedule 13D/A) has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the shares reported for it, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except as noted in the Schedule 13D/A.

(18)	This information is based on a Schedule 13G/A filed by Brown Brothers Harriman & Co. (“BBHC”), 1818 Master Partners, Ltd. (“1818”), Richard H. Witmer (“RHW”) and Timothy E. Hartch (“TEH” and, together with RHW, 1818 and BBHC, “Brown Brothers”), with the SEC on February 7, 2008. Brown Brothers reported that as of December 31, 2007, it was the beneficial owner of 1,074,900 shares of our issued and outstanding

Class A common stock. Brown Brothers reported that it has shared voting power and shared dispositive power with respect to 1,074,900 shares.

(19)	The shares of Class A common stock are held by the Kathryn Epperson Fonville Trust u/d/t 3/31/99, Stuart W. Epperson, Jr. Trust u/d/t 3/31/99, Kristine J. Epperson McBride Trust u/d/t 3/31/99 and Karen Epperson DeNeui Trust u/d/t 3/31/99 (collectively the “Trusts”). There is a voting arrangement in place whereby a majority of the shares held collectively by the Trusts must be voted in order for all the shares of the Trusts to be voted.

RELATED PARTY TRANSACTIONS

Purchase of Transmitter Sites/New Transmitter Site Leases With Principal Stockholders

The Company’s Nominating and Corporate Governance Committee has a longstanding policy and desire to reduce the number of transactions entered into between the Company and its related parties. In March 2008, as part of a review and evaluation of certain upcoming related party lease option exercises or renewals, the committee determined that is was in the best interest of the Company for it to make an integrated offer to: (a) purchase certain transmitter sites from trusts or partnerships created for the benefit of Messrs. Atsinger and Epperson and their families (the “Principal Stockholders”), and (b) enter into new transmitter site leases for eight (8) existing transmitter sites operated by the Company and leased from the Principal Stockholders.

As a result of this offer, in April 2008, the Company purchased three tower and antenna sites (the “Transmitter Site Purchases”) from the Principal Stockholders as follows:

	Station	Facilities
Market	Call Letters	Purchased	Purchase Price	Closing Date

Seattle — Tacoma, WA	KGNW-AM	Antenna/Tower	$3,100,000	April 8, 2008
Denver — Boulder, CO	KRKS-AM	Antenna/Tower	$1,400,000	April 8, 2008
Pittsburgh, PA	WORD-FM	Antenna/Tower	$475,000	April 8, 2008

			$4,975,000

By purchasing these sites, the Company eliminated approximately $148,000 in annual rental expenses and permanently secured these AM transmitter site locations. The Company also assumed two income-producing lease agreements as a material part of the Transmitter Site Purchases as follows: (a) a diplex agreement at the Seattle-Tacoma, WA site generating current annual rental income of approximately $139,000, and (b) a mobile telephone lease at the Pittsburgh, PA site generating current annual rental income of approximately $26,000.

The purchase price for all three of the Transmitter Site Purchases was paid by the Company in cash at closing. All expenses incurred in connection with securing title insurance, preparation and recording of deeds, and other fees associated with completion of the Transmitter Site Purchases were shared equally by the Company and the Principal Stockholders.

A prerequisite negotiated by the Company as an important condition of the closing of the Transmitter Site Purchases was the entry by the Company into new transmitter site leases for eight (8) existing transmitter sites (the “New Transmitter Site Leases”) operated by the Company and leased from the Principal Stockholders. Seven (7) of these New Transmitter Site Leases replace existing transmitter site leases between the Company and the Principal Stockholders which were either scheduled to expire or had option exercise deadlines in 2009 or 2010. As a result, the Company is not required to renegotiate a new lease or exercise an option on any of its related party leases until 2016.

In order to broadcast an AM radio signal, the Company’s transmitter facilities must be located in areas where the topography and conductivity of the soils is suitable for transmission. In addition, many AM transmitter sites require several towers arrayed at precise locations, each with a large ground radial system, to operate. Securing a site with the requisite characteristics and obtaining necessary permissions to construct a transmission facility can take significant time and money. By entering into these new leases with the Principal Stockholders, the Company was able to secure these difficult-to-relocate AM transmitter sites for at least ten (10) years with an option to extend each of these leases for five (5) years thereafter.

The eighth (8th) lease concerns the transmitter site for Company’s expanded band radio station KDOW-AM in the Seattle-Tacoma, WA area. Prior to its entry into this lease, the Company had previously paid no rent for the right to operate KDOW-AM from this site. The following table contains a summary of certain significant terms for the New Transmitter Site Leases:

	Station	Facilities	Annual	Expiration
Market	Call Letters	Leased	Rental(1)	Date(2)

San Francisco, CA	KFAX-AM	Antenna/Tower	$215,000	2023
Philadelphia, PA	WFIL-AM/WNTP-AM	Antenna/Tower/Studios	$190,000	2023
Phoenix, AZ	KPXQ-AM	Antenna/Tower	$62,500	2023
Houston — Galveston, TX	KNTH-AM	Antenna/Tower	$45,000	2023
Seattle — Tacoma, WA	KDOW-AM (Ex. Band)	Antenna/Tower	$35,000	2023
Seattle — Tacoma, WA	KNTH-AM	Antenna/Tower	$35,000	2023
Portland, OR	KPDQ-AM	Antenna/Tower	$26,500	2023
San Antonio, TX	KSLR-AM (night site)	Antenna/Tower	$18,000	2023

			$627,000

(1)	Annual rent is calculated as of April 8, 2008. The initial lease term for each of the above leases commences on April 8, 2008, and expires on March 31, 2018. The Company has a single option to extend the term of each of the above leases for a period of five (5) years thereafter.

(2)	The expiration date reported represents the expiration date assuming exercise of the lease term extension at the Company’s option.

At the time of the Transmitter Site Purchases and New Transmitter Site Leases, and pursuant to the procedures for review of related party transactions set forth in the section of this Proxy Statement entitled “RELATED PARTY TRANSACTIONS-Procedures for Review, Approval or Ratification of Related Party Transactions”, below, the Company obtained independent appraisals of the radio stations/rentals lease and determined that the terms of the transactions were no less favorable to the Company than those that would be available in a comparable transaction in arm’s length dealings with an unrelated third party.

Leases With Principal Stockholders

As of April 8, 2008, the Company leases the studios and tower and antenna sites described in the table below from the Principal Stockholders. The leases listed below include all of the New Transmitter Site Leases which have replaced and superseded existing leases with the Principal Stockholders as described in more detail in the section of this Proxy Statement entitled “RELATED PARTY TRANSACTIONS- Purchase of Transmitter Sites/New Transmitter Site Leases With Principal Stockholders”, above. All such leases have cost of living adjustments. Based upon management’s assessment and analysis of local market conditions for comparable properties, the Company believes that such leases do not have terms that vary materially from those that would have been available from unaffiliated parties.

			Annual	Expiration
Market	Station Call Letters	Facilities Leased	Rental(1)	Date(2)

Leases with both Messrs. Atsinger and Epperson:
Denver-Boulder, CO	KNUS-AM	Antenna/Tower	$23,652	2016
Minneapolis-St. Paul, MN	KKMS-AM/KYCR-AM	Antenna/Tower/Studios	$169,836	2016
Sacramento, CA	KFIA-AM	Antenna/Tower	$108,120	2016
San Antonio, TX	KSLR-AM(Day site)	Antenna/Tower	$43,656	2017
Los Angeles, CA	KTIE-AM	Office/Studios	$28,524	2021
Houston-Galveston, TX	KNTH-AM	Antenna/Tower	$45,000	2023
Philadelphia, PA	WFIL-AM/WNTP-AM	Antenna/Tower/Studios	$190,000	2023
Phoenix, AZ	KPXQ-AM	Antenna/Tower	$62,500	2023
Portland, OR	KPDQ-AM	Antenna/Tower	$26,500	2023
Seattle — Tacoma, WA	KLFE-AM	Antenna/Tower	$35,000	2023
Seattle — Tacoma, WA	KDOW-AM	Antenna/Tower	$35,000	2023
San Antonio, TX	KSLR-AM (Night site)	Antenna/Tower	$18,000	2023
San Francisco, CA	KFAX-AM	Antenna/Tower	$215,000	2023
Orlando, FL	WTLN-AM	Tower/Transmitter	$80,004	2045

Lease with Mr. Atsinger:			$1,080,792

San Diego, CA	KPRZ-AM	Antenna/Tower	$140,530	2028

			$1,221,322

(1)	Annual rent is calculated as of April 8, 2008.

(2)	The expiration date reported for certain facilities represents the expiration date assuming exercise of all lease term extensions at the Company’s option.

Rental expense paid by the Company to Messrs. Atsinger and Epperson or trusts or partnerships created for the benefit of their families for 2007 amounted to approximately $1.1 million. Rental expense paid by the Company to Mr. Atsinger or trusts created for the benefit of his family for 2007 amounted to approximately $0.1 million.

Radio Stations Owned by the Eppersons

Nancy A. Epperson, the wife of the Chairman of the Board, Stuart W. Epperson, currently serves as an officer, director and stockholder of several radio broadcasting entities as follows:

•	Secretary, Treasurer, and a Director of Truth Broadcasting Corporation, licensee of WDRU-AM, Wake Forest, North Carolina, WTRU-AM, Kernersville, North Carolina, WKEW-AM, Greensboro, North Carolina, WPOL-AM, Winston-Salem, North Carolina, WCRU-AM, Dallas, North Carolina, WLVA-AM Lynchburg, Virginia and WSMX-AM, Winston-Salem, North Carolina.

•	President, a Director and 100% stockholder of Chesapeake-Portsmouth Broadcasting Corporation, licensee of WTJZ-AM, Newport News, Virginia , WLES-AM, Bon Air, Virginia, WPMH-AM, Claremont, Virginia,

WZNZ-AM, Jacksonville, Florida, WBOB-AM, Jacksonville, Florida, and broker of airtime on WRJR-AM, Portsmouth, Virginia, WVAB-AM, Virginia Beach, Virginia and WBVA-AM, Bayside, Virginia. Chesapeake-Portsmouth Broadcasting Corporation is also a 50% member of Northeast Florida Radio, LLC, permittee of 20010817AAF (AM), Nassau Village-Ratliff, Florida.

•	President and a Director of Delmarva Educational Association, licensee of noncommercial station WAZP-FM, Cape Charles, Virginia and noncommercial station WWIP-FM, Cheriton, Virginia.

•	President and a Director of The River Educational Media, Inc., licensee of noncommercial station WCRJ-FM, Jacksonville, Florida and noncommercial station WAYL-FM, St. Augustine, Florida.

The markets where these radio stations are located are not currently served by stations owned and operated by the Company. Under his employment agreement, Mr. Epperson is required to offer the Company a right of first refusal of opportunities related to the Company’s business.

Radio Stations Owned by Mr. Hinz

Mr. Hinz, a director of the Company, through companies or entities controlled by him, operates the following radio stations in Southern California: (a) KLTX-AM, Long Beach, California, and KEZY-AM, San Bernardino, California (which were acquired from the Company in August 2000 and December 2001, respectively); and (b) KSDO-AM, San Diego, California. These radio stations are formatted in Christian Teaching and Talk programming in the Spanish language.

Truth For Life — Mr. Hinz and Mr. Weinberg

Truth For Life is a non-profit organization that is a customer of the Company. During 2007, the Company was paid approximately $2.2 million by Truth For Life. Mr. Hinz is an active member of the board of directors of Truth for Life. Mr. Weinberg served on the board of directors of Truth For Life from November 2003 through June of 2007.

Split-Dollar Life Insurance

The Company purchased split-dollar life insurance policies for its Chairman and Chief Executive Officer in 1997. The premiums for these policies were $230,000 for the year ended December 31, 2007. The Company is the owner of the policies and is entitled to recover all of the premiums paid on these policies. Benefits above and beyond the cumulative premiums paid will go to the beneficiary trusts established by each of the Chairman and Chief Executive Officer.

Transportation Services Supplied by Atsinger Aviation

From time to time, the Company rents aircraft from a company which is owned by Edward G. Atsinger III. As approved by the independent members of the Company’s board of directors, the Company rents these aircraft on an hourly basis at what the Company believes are market rates and uses them for general corporate needs. Total rental expense for these aircraft for 2007 amounted to approximately $368,000.

Procedures for Review, Approval or Ratification of Related Party Transactions

The Company has a related party transactions policy. This policy provides that: related party transactions as defined in Item 404(a) of SEC Regulation S-K are subject to the prior approval of the Nominating and Corporate Governance Committee, and that related party transactions be cleared through the Secretary of the Company to ensure compliance with this policy.

Under this policy, our Nominating and Corporate Governance Committee reviews the material facts relating to all potential related party transactions and either approves or disapproves of the transaction, subject to certain exceptions. In determining whether to approve or ratify a related party transaction, the Nominating and Corporate Governance Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to the Company than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

THE COMPANY’S RELATIONSHIP WITH ITS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change In Company’s Certifying Accountant

On June 7, 2007, the Company’s Audit Committee dismissed Ernst & Young LLP (“E&Y”) as Salem’s independent registered public accounting firm and appointed Singer Lewak Greenbaum & Goldstein LLP (“SLGG”) as Salem’s new independent registered public accounting firm for the fiscal year ending December 31, 2007.

This change in accounting firms did not result from any dissatisfaction of the Committee or Salem with the quality or delivery of professional services rendered by E&Y. The decision to replace E&Y with SLGG as Salem’s independent registered public accounting firm was made by the Committee.

The reports of E&Y on Salem’s financial statements for the fiscal years ended December 31, 2006, and December 31, 2005, respectively, did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2006 and December 31, 2005, and in the subsequent interim period through June 7, 2007, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their report. Salem requested E&Y to furnish a letter to the Securities and Exchange Commission stating whether it agrees to the above statements. A copy of that letter, dated June 7, 2007, was filed as Exhibit 16.1 to the Form 8-K filed by the Company on June 7, 2007.

During the years ended December 31, 2006 and December 31, 2005, respectively, and through June 7, 2007, neither the Committee, Salem, nor anyone acting on behalf of the Committee or Salem, consulted SLGG regarding any of the matters described in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Principal Accountant Fees and Services

The following table summarizes the fees billed by the Company’s current registered public accounting firm, SLGG, and former registered public accounting firm, E&Y, for professional services rendered during fiscal year 2007 and fiscal year 2006:

	Fees Paid During Year Ended
	December 31,	December 31,
	2007	2006

Audit Fees(1)	$377,536	$722,974	(1)
Audit-Related Fees(2)	$—	$2,500	(2)
Tax Fees	$—	$—
All Other Fees	$—	$—
Total Fees For Services(4)	$377,536	$725,474

(1)	Audit fees include $309,154 billed by SLGG, and $68,382 billed by E&Y. All fees are associated with the audit of the Company’s annual financial statements; Sarbanes-Oxley Act Section 404 attest services; reviews of quarterly financial statements; and services that generally only the auditors can reasonably provide such as comfort letters, consents, and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees include fees associated with accounting consultations.

(3)	None of the fees listed in the table above were approved by the Audit Committee in reliance on a waiver from pre-approval under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee’s Pre-Approval Policies and Procedures

In accordance with the Audit Committee’s pre-approval polices and procedures and the requirements of applicable law, all services to be provided by SLGG are pre-approved by the Audit Committee. Pre-approval includes audit services, audit-related services and other permissible non-audit services. Pre-approval is generally provided by the full Audit Committee for up to a year and is detailed as to the particular defined tasks or scope of work and is subject to a specific budget. In some cases, the Audit Committee has delegated authority to the Chairman of the Audit Committee to pre-approve additional services, and any such pre-approvals granted by the Chairman must then be communicated to the full Audit Committee at or prior to the next scheduled Audit Committee meeting. When assessing whether it is appropriate to engage the independent registered public accounting firm to perform a service, the Audit Committee considers, among other things, whether such services are consistent with the independent registered public accounting firm’s independence and whether such services constitute prohibited non-audit functions under Section 201 of the Sarbanes-Oxley Act of 2002. The Audit Committee considered the provision of the services listed in the table above by SLGG and determined that the provision of such services was compatible with maintaining the independence of SLGG.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, stockholders of the Company will be asked to vote on the election of eight directors. Two nominees are nominated as “Independent Directors” and shall be elected by the holders of Class A common stock as a class, exclusive of all of the holders of Class B common stock. Paul Pressler and David Davenport have been nominated as the Independent Directors. The nominees receiving the highest number of votes of shares entitled to vote for such directors at the Annual Meeting will be elected directors of the Company. To fill these board positions, unless indicated to the contrary, the enclosed proxy will be voted FOR the nominees listed below, as listed on the enclosed proxy card for whom the stockholder is entitled to vote. All directors elected at the Annual Meeting will be elected to a one-year term and will serve until the annual meeting of stockholders to be held in the year 2009 or until their respective successors have been duly elected and qualified.

Set forth below are the names of persons nominated by the Company’s board of directors for election as directors at the Annual Meeting:

Stuart W. Epperson
Edward G. Atsinger III
Eric H. Halvorson
David Davenport
Roland S. Hinz
Paul Pressler
Richard A. Riddle
Dennis M. Weinberg

Your proxy, unless otherwise indicated, will be voted FOR each of the directors for whom you are entitled to vote, that is, as a Class A common stock holder FOR Messrs. Epperson, Atsinger, Davenport, Halvorson, Hinz, Pressler, Riddle and Weinberg; and as a Class B common stock holder FOR Messrs. Epperson, Atsinger, Halvorson, Hinz, Riddle and Weinberg. For a description of the nominees’ principal occupation and business experience during the last five years and present directorships, please see the section of this Proxy Statement entitled “THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS — Board of Directors,” above.

The Company has been advised by each nominee named in this Proxy Statement that he is willing to be named as such herein and is willing to serve as a director if elected. However, if any of the nominees should be unable to serve as a director, the enclosed proxy will be voted in favor of the remainder of those nominees not opposed by the stockholder on such proxy and may be voted for a substitute nominee selected by the board of directors.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the meeting, at which a quorum representing a majority of the voting power of all outstanding shares of Class A common stock and Class B common stock is present and entitled to vote, is required to approve Proposal 1. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL 1.

STOCKHOLDERS’ PROPOSALS FOR 2009 PROXY STATEMENT

Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company’s proxy solicitation materials relating to the Company’s 2009 annual meeting of stockholders must, in addition to other applicable requirements, give notice of such proposal in writing to the Secretary of the Company at its principal executive offices and such notice must be received on or before December 27, 2008. The proposal may be included in next year’s proxy statement if it complies with certain rules and regulations promulgated by the SEC. The board of directors will review proposals from eligible stockholders which it receives by December 27, 2008, and will determine whether any such proposal will be included in its 2009 proxy solicitation materials. Proposals must be submitted in accordance with the Company’s Bylaws and comply with SEC regulations promulgated pursuant to Rule 14a-8 of the Exchange Act.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the board of directors of the Company was not aware of any other matters to be brought before the Annual Meeting. No eligible stockholder had submitted notice of any proposal 90 days before the date of the Annual Meeting. However, if any other matters are properly presented for action, in the absence of instructions to the contrary, it is the intention of the persons named in the enclosed form of proxy to vote, or refrain from voting, in accordance with their respective best judgment on such matters.

If a stockholder desires to have a proposal presented at the Company’s annual meeting of stockholders in 2009 and the proposal is not intended to be included in the Company’s related 2009 proxy solicitation materials, the stockholder must give advance notice to the Company in accordance with the Company’s Bylaws. Pursuant to the Company’s Bylaws, only such business shall be conducted, and only such proposals shall be acted upon at an annual meeting of stockholders as are properly brought before the meeting. For business to be properly brought before an annual meeting by a stockholder, in addition to any other applicable requirements, timely notice of the matter must first be given to the Secretary. To be timely, a stockholder’s written notice must be delivered to the Secretary at the Company’s principal executive offices not later than the 90th day nor earlier than the 120th day prior to the first anniversary of the preceding annual meeting; provided, however, that in the event the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, then notice of the stockholder proposal must be delivered to the Secretary not earlier than the 120th day nor later than the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. If such proposal is for a nominee for director, such stockholder’s notice must set forth with respect to such director nominee all of the information relating to such person that is required to be disclosed in solicitations for elections of directors under the rules of the SEC; for any stockholder proposal, the notice must comply with Section 2.2 of Article II of the Company’s Bylaws (a copy of which is available upon request to the Secretary of the Company), which section requires that the notice contain a brief description of such proposal and the reasons for conducting such business at the annual meeting, the name and address, as they appear on the Company’s books, of the stockholder making such proposal, the number of shares of Class A common stock and Class B common stock beneficially owned by such stockholder and any material interest of such stockholder in such proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder and applicable requirements of NASDAQ, officers and directors of the Company and persons who beneficially own more than

10% of the common stock of the Company are required to: (a) report their initial ownership and change in ownership with respect to all equity securities of the Company; and (b) furnish such reports to the Company.

Based solely on its review of the copies of such reports received by it during or with respect to the year ended December 31, 2007, and/or written representations from such reporting persons, the Company believes that its officers, directors and more than ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K to Stockholders for the year ended December 31, 2007, including audited financial statements, is being sent to stockholders along with these proxy materials, but such Annual Report is not incorporated herein and is not deemed to be a part of this Proxy Statement. The Company’s Annual Report on Form 10-K for the year ended December 31, 2007, as filed with the SEC (without exhibits) is available to stockholders via the Company’s Internet website (www.salem.cc) or without charge on written request to the Company. Exhibits to the Annual Report on Form 10-K may be obtained from the Company upon payment of the Company’s reasonable expenses to furnish such exhibits. To obtain any of these materials, contact Christopher J. Henderson, Salem Communications Corporation, 4880 Santa Rosa Road, Camarillo, California 93012.

By order of the board of directors,

CHRISTOPHER J. HENDERSON
Secretary

Camarillo, California
April 25, 2008

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

If you have any questions, or have any difficulty voting your shares, please telephone Christopher J. Henderson of Salem at (805) 987-0400.

Proxy Card — SALEM COMMUNICATIONS CORPORATION
SALEM COMMUNICATIONS CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 4, 2008
Solicited on Behalf of the Board of Directors
          The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class A common stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, on Wednesday, June 4, 2008, at 9:30 a.m. local time, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.
          The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 25, 2008. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class A common stock are expressly revoked.
          The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.
(Continued, and to be signed and dated on the reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Proxy Card — SALEM COMMUNICATIONS CORPORATION
Ù FOLD AND DETACH HERE Ù
You can now access your SALEM COMMUNICATIONS CORPORATION account online.
Access your SALEM COMMUNICATIONS CORPORATION shareholder account online via Investor ServiceDirect® (ISD).
The transfer agent for Salem Communications Corporation now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Votes must be indicated (x) in Black or Blue ink.	The BOARD OF DIRECTORS recommends a vote “FOR” all proposals.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	To elect eight (8) members to the Board of Directors of Salem:

	Nominees:								†	The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors. Messrs. Devenport and Pressler.

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	01 Stuart	☐	☐	☐	05 Roland S.	☐	☐	☐
	W.				Hinz
Epperson

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		At their discretion, the proxies are
	02 Edward	☐	☐	☐	06 Paul	☐	☐	☐		authorized to consider and vote
	G. Atsinger				Pressler†					upon such other business as may
	III									properly come before the meeting
or any adjournment thereof.

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	03 David	☐	☐	☐	07 Richard A.	☐	☐	☐
	Davenport†				Riddle

Sign, Date and Return the Proxy
Card Promptly
	04 Eric H.				08 Dennis M.					Using the Enclosed Envelope
	Halvorson	FOR	AGAINST	ABSTAIN	Weinberg	FOR	AGAINST	ABSTAIN
		☐	☐	☐		☐	☐	☐

Signature	Signature	Date

Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.
Ù FOLD AND DETACH HERE Ù

Proxy Card — SALEM COMMUNICATIONS CORPORATION
SALEM COMMUNICATIONS CORPORATION
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 4, 2008
Solicited on Behalf of the Board of Directors
          The undersigned hereby authorizes Edward G. Atsinger III and Christopher J. Henderson, and each of them individually, with power of substitution, to vote and otherwise represent all of the shares of Class B common stock of Salem Communications Corporation (“Salem”), held of record by the undersigned, at the Annual Meeting of Stockholders of Salem to be held at the Westlake Village Inn, 31943 Agoura Road, Westlake Village, California 91361, on Wednesday, June 4, 2008, at 9:30 a.m. local time, and any postponement(s) or adjournment(s) thereof, as indicated on the reverse side hereof.
          The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated, in each case, April 25, 2008. All other proxies heretofore given by the undersigned to vote shares of Salem’s Class B common stock are expressly revoked.
          The shares represented by this proxy will be voted as described on the reverse hereof by the stockholder. If not otherwise directed, this proxy will be voted FOR the election as directors of all nominees nominated in Item 1 for which the stockholder is entitled to vote.
(Continued, and to be signed and dated on the reverse side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Proxy Card — SALEM COMMUNICATIONS CORPORATION

Votes must be indicated (x) in Black or Blue ink.	The BOARD OF DIRECTORS recommends a vote “FOR” all proposals.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

1.	To elect six (6) members to the Board of Directors of Salem† :

	Nominees:								†	The holders of Salem’s Class A common stock are entitled to vote on the election of the two additional nominees as independent directors, Messrs. Davenport and Pressler.

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	01 Stuart	☐	☐	☐	04 Roland S.	☐	☐	☐
	W.				Hinz
Epperson

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN		At their discretion, the proxies are
	02 Edward	☐	☐	☐	05 Richard A.	☐	☐	☐		authorized to consider and vote
	G.				Riddle					upon such other business as may
	Atsinger III									properly come before the meeting
or any adjournment thereof.

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	03 Eric H.	☐	☐	☐	06 Dennis M.	☐	☐	☐
	Halvorson				Weinberg

Sign, Date and Return the Proxy
Card Promptly to Salem Communications Corporation Attn: Legal Department 4880 Santa Rosa Road Camarillo, CA 93012

Signature	Signature	Date

Please sign exactly as your name appears hereon. When signing in a representative capacity, please give full title.